Exhibit 99.2

Regency Centers Corporation

June 30, 2015

Supplemental Information

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904-598-7000
RegencyCenters.com

At Regency Centers, we have lived our values
for 50 years by executing and successfully
meeting our commitments to our people, our
customers, and our communities. We hold
ourselves to that high standard every day.
Our exceptional culture will set us apart
for the next 50 years through our unending
dedication to these beliefs:

We are our people.
We believe our people are our most
fundamental asset - the best professionals
in the business who bring our culture to life.
We are the company you want to work for and
the people you want to do business with.

We work together to sustain
superior results.
We believe that, by partnering with each other
and with our customers, our talented team
will sustain superior results over the long
term. We believe that when you are passionate
about what you are doing and who you are
working with in a results-oriented, family
atmosphere, you do it better.

We provide exceptional service
to our customers.
We believe in putting our customers first.
This starts by owning, operating, and
developing dominant shopping centers
that are exceptionally merchandised and
maintained and most preferred by the
neighborhoods and communities where our
best-in-class retailers will thrive.
We add value.
We believe in creating value from every

transaction. We realize the critical importance
of executing, performing and delivering on our
commitments.

We perform for our investors.
We believe that the capital that our investors
have entrusted to us is precious. We are
open and transparent. We are committed
to enhancing the investments of our
shareholders, bond and mortgage holders,
lenders, and co-investment partners.

We connect to our communities.
We believe in contributing to the betterment
of our communities. We strive to develop
and operate thriving shopping centers that
are connected to our neighborhoods. We are
continuously reducing our environmental
impact through our greengenuity® program.

We do what is right.
We believe in unwavering standards of
honesty and integrity. Since 1963, our
Company has built its reputation by
maintaining the highest ethical principles.
You will find differentiation in our character –
we do what is right and you can take us at
our word.

We are the industry leader.
We believe that through dedication to
excellence, innovation, and ongoing process
improvements, and by remaining focused on
our core values, we will continue to be the
industry leader in a highly competitive and
ever-changing market.

Our Mission is to enhance our standing as the preeminent national shopping center company through the first-rate performance of our exceptionally merchandised portfolio of dominant grocery-anchored shopping centers, the value-added service from the best team of professionals in the business to our top-performing retailers, and profitable growth and development.

Table of Contents
June 30, 2015

Regency Centers Reports Results for the Second Quarter 2015
Same Property NOI Growth of 4.3%

JACKSONVILLE, Fla. (August 5, 2015) - Regency Centers Corporation (“Regency” or the “Company”) today announced financial and operating results for the quarter ended June 30, 2015.

Financial Results

Regency reported Core Funds From Operations (“Core FFO”) for the second quarter of $71.2 million, or $0.75 per diluted share, compared to $65.9 million, or $0.71 per diluted share, for the same period in 2014. For the six months ended June 30, 2015 Core FFO was $140.7 million, or $1.49 per diluted share, compared to $130.0 million, or $1.41 per diluted share for the same period in 2014.

Funds From Operations (“FFO”) for the second quarter was $71.0 million, or $0.75 per diluted share, compared to $65.9 million, or $0.71 per diluted share, for the same period in 2014. For the six months ended June 30, 2015 FFO was $140.7 million, or $1.49 per diluted share, compared to $131.4 million or $1.42 per diluted share for the same period in 2014.

The Company reported net income attributable to common stockholders (“Net Income”) for the second quarter of $32.5 million, or $0.34 per diluted share, compared to Net Income of $25.5 million, or $0.28 per diluted share, for the same period in 2014. For the six months ended June 30, 2015 Net Income was $57.7 million, or $0.61 per diluted share, compared to $44.9 million, or $0.48 for the same period in 2014.

Operating Results

For the three months ended June 30, 2015, Regency’s results for wholly-owned properties plus its pro-rata share of co-investment partnerships were as follows:

	Q2 2015	YTD
Percent leased, same properties	95.9% (+40 bps YoY)
Percent leased, all properties	95.8% (+80 bps YoY)
Same property NOI growth without termination fees	4.3%	4.4%
Same property NOI growth without termination fees or redevelopments	3.8%	3.5%
Rental rate growth(1)
New leases	13.2%	16.7%
Renewal leases	7.8%	7.3%
Blended average	8.8%	8.8%
Leasing transactions
Number of new and renewal leasing transactions	408	719
Total square feet leased (000s)	1,379	2,227

(1)	Operating properties only. Rent growth is calculated on a comparable-space, cash basis for new and renewal leases executed.

Portfolio Activity

Property Transactions

As previously disclosed, the Company sold two properties during the quarter. Year to date, Regency has sold three properties for a combined gross sales price of $59.1 million and a blended cap rate of 7.2%. Regency’s share of the combined gross sales price is $40.3 million.

Developments and Redevelopments

At quarter end, the Company had fifteen projects in development or under redevelopment with estimated costs of $231.9 million. The in-process developments were 64% funded and 92% leased and committed, including retailer-owned square footage. Regency completed one project during the quarter, representing $55.9 million in net development costs and a yield of 7.6%.

Balance Sheet

Rating Agencies

During the quarter, Moody’s Investors Service upgraded the Company’s senior unsecured rating to Baa1 and the preferred stock rating to Baa2. The outlook for both ratings is stable.

Credit Facility

As previously disclosed, Regency amended its $800 million unsecured revolving credit facility (the “Facility”) during the quarter. The amendment extended the maturity date to May 13, 2019 and reduced the applicable interest rate. Following the Company’s credit rating upgrade by Moody’s Investors Service, the Facility now bears interest at an annual rate of LIBOR plus 0.925% on drawn balances and includes an annual 15 basis point facility fee on the $800 million capacity. Further, the Company has options to extend maturity for two additional six-month periods.

2015 Guidance

The Company updated certain components of its 2015 earnings guidance. These changes are summarized below. Please refer to the Company’s second quarter 2015 supplemental information package for a complete list of updates.

Full Year 2015 Guidance
	Previous Guidance	Updated Guidance
Core FFO per diluted share	$2.93 - $2.97	$2.95 - $2.99
FFO per diluted share	$2.91 - $2.95	$2.93 - $2.97
Same property NOI growth without termination fees (pro-rata)	3.2% - 4.0%	3.6% - 4.1%
Development and redevelopment starts ($000s)	$100,000 - $200,000	$75,000 - $125,000

Dividend

On August 3, 2015, Regency’s Board of Directors declared a quarterly cash dividend on the Company’s common stock of $0.485 per share. The dividend is payable on September 2, 2015 to shareholders of record as of August 19, 2015.

Conference Call Information

In conjunction with Regency’s second quarter results, the Company will host a conference call on Thursday, August 6, 2015 at 11:00 a.m. EDT. Dial-in and webcast information is listed below.

Second Quarter Conference Call
Date:	Thursday, August 6, 2015
Time:	11:00 a.m. EDT
Dial#:	877-407-0789 or 201-689-8562
Webcast:	www.regencycenters.com under Investor Relations

Replay

Webcast Archive:     Investor Relations page under Webcasts & Presentations

Non-GAAP Disclosure

FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from dispositions of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for net income or as a measure of liquidity. Core FFO is an additional performance measure used by Regency as the computation of FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from FFO, but is not limited to: (a) transaction related gains, income or expense; (b) impairments on land; (c) gains or losses from the early extinguishment of debt; and (d) other non-core amounts as they occur. The Company provides a reconciliation of FFO to Core FFO.

Reconciliation of Net Income Attributable to Common Stockholders to FFO and Core FFO -
Actual (in thousands)

For the Periods Ended June 30, 2015 and 2014	Three Months Ended		Year to Date
	2015	2014	2015	2014
Net Income Attributable to Common Stockholders	$32,480	25,482	57,653	44,872
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (1)	45,293	46,645	90,385	93,383
Provision for impairment (2)	—	424	—	424
Gain on sale of operating properties (2)	(6,792)	(6,710)	(7,475)	(7,419)
Exchangeable operating partnership units	61	53	110	95
Funds From Operations	71,042	65,894	140,673	131,355

Funds From Operations	$71,042	65,894	$140,673	131,355
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs (2)	484	371	523	1,711
Gain on sale of land (2)	43	(424)	(68)	(3,328)
Provision for impairment to land	—	—	—	225
Hedge ineffectiveness (2)	1	—	4	—
Early extinguishment of debt (2)	—	41	(61)	41
Gain on sale of investments	(417)	—	(417)	—
Core Funds From Operations	71,153	65,882	140,654	130,004

Weighted Average Shares For Diluted FFO per Share	94,658	92,180	94,546	92,151

(1) Includes pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests
(2) Includes pro-rata share of unconsolidated co-investment partnerships

Same property NOI is a key measure used by management in evaluating the operating performance of Regency’s properties. The Company provides a reconciliation of income from operations to pro-rata same property NOI in its supplemental information package.

Reported results are preliminary and not final until the filing of the Company’s Form 10-Q with the SEC and, therefore, remain subject to adjustment.

Reconciliation of Net Income Attributable to Common Stockholders to FFO and Core FFO -
Guidance

	Full Year
FFO and Core FFO Guidance:	2015
Net income attributable to common stockholders	$1.11	1.15
Adjustments to reconcile net income to FFO:
Depreciation and amortization	1.90	1.90
Gain on sale of operating properties	(0.07)	(0.07)
All other amounts	(0.01)	(0.01)
Funds From Operations	$2.93	2.97

Adjustments to reconcile FFO to Core FFO:
Development and acquisition pursuit costs	0.02	0.02
Core Funds From Operations	$2.95	2.99

The Company has published forward-looking statements and additional financial information in its second quarter 2015 supplemental information package that may help investors estimate earnings for 2015. A copy of the Company’s second quarter 2015 supplemental information will be available on the Company's website at www.RegencyCenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-Q for the quarter ended June 30, 2015. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

About Regency Centers Corporation (NYSE: REG)

With more than 50 years of experience, Regency is the preeminent national owner, operator and developer of high-quality, grocery-anchored neighborhood and community shopping centers. The Company’s portfolio of 319 retail properties encompasses over 42.8 million square feet located in top markets throughout the United States, including co-investment partnerships. Regency has developed 219 shopping centers since 2000, representing an investment at completion of more than $3 billion. Operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

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Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Summary Financial Information
June 30, 2015
(in thousands, except per share information)

	Three Months Ended		Year to Date
Financial Results	2015	2014	2015	2014
Core Funds From Operations (Core FFO)	$71,153	65,882	$140,654	130,004
Core FFO per share (diluted)	$0.75	0.71	$1.49	1.41
Funds From Operations (FFO)	$71,042	65,894	$140,673	131,355
FFO per share (diluted)	$0.75	0.71	$1.49	1.42
Diluted share and unit count
Weighted average diluted shares	94,658	92,180	94,546	92,151
Dividends paid per share and unit	$0.485	0.470	$0.970	0.940
Payout ratio of Core FFO per share (diluted)	64.7%	66.2%	65.1%	66.7%
Payout ratio of AFFO per share (diluted)	71.3%	74.6%	71.3%	74.6%
Debt metrics (pro-rata; trailing twelve months "TTM")
Net debt to Core EBITDA			5.7x	6.0x
Fixed charge coverage			2.6x	2.5x

	As of	As of	As of	As of
Capital Information	6/30/2015	12/31/2014	12/31/2013	12/31/2012
Market price per common share	$58.98	63.78	46.30	47.12
Market equity value of common and convertible shares	$5,573,715	6,012,045	4,282,702	4,267,736
Non-convertible preferred stock	$325,000	325,000	325,000	325,000
Outstanding debt	$2,494,298	2,528,137	2,388,837	2,539,314
Total market capitalization	$8,393,011	8,865,182	6,996,538	7,132,051
Total real estate at cost before depreciation	$4,778,580	4,743,053	4,385,380	4,352,839
Total assets at cost before depreciation	$5,089,012	5,130,878	4,758,390	4,636,207
Outstanding Classes of Stock and Partnership Units
Common shares outstanding	94,348	94,108	92,333	90,395
Exchangeable units held by noncontrolling interests	154	154	166	177
Common shares and equivalents issued and outstanding	94,502	94,262	92,499	90,572

Summary Real Estate Information
June 30, 2015
(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Number of shopping centers - All properties	319	321	322	326	328
Number of shopping centers - Operating properties	313	314	315	318	321
Number of shopping centers - Same properties	303	304	298	304	309
Number of projects in development	6	7	7	8	7

Gross Leasable Area (GLA) - All properties	37,984	38,189	38,201	38,272	38,456
GLA including retailer-owned stores - All properties	42,774	42,980	43,138	43,592	43,777
GLA - Operating properties	37,454	37,482	37,494	37,336	37,600
GLA - Same properties	36,317	36,445	35,215	35,523	35,928
GLA - Projects in development	530	707	707	936	856

Wholly Owned and Pro-Rata Share of Co-investment Partnerships
GLA - All properties	28,237	28,362	28,375	28,436	28,536
GLA including retailer-owned stores - All properties	33,027	33,152	33,312	33,756	33,858
GLA - Operating properties	27,707	27,655	27,668	27,499	27,680
GLA - Same properties	26,682	26,730	25,526	25,712	26,033
Spaces ≥ 10,000 sf	16,429	16,446	15,623	15,682	15,900
Spaces < 10,000 sf	10,253	10,284	9,903	10,030	10,133
GLA - Projects in development	530	707	707	936	856

% leased - All properties	95.8%	95.5%	95.4%	95.3%	95.0%
% leased - Operating properties	95.9%	95.8%	95.9%	95.9%	95.4%
% leased - Same properties (1)	95.9%	95.7%	95.9%	95.9%	95.5%
Spaces ≥ 10,000 sf (1)	98.7%	98.8%	98.8%	98.9%	98.6%
Spaces < 10,000 sf (1)	91.3%	90.9%	91.1%	91.1%	90.5%
Average % leased - Same properties (1)	95.8%	95.7%	95.5%	95.4%	95.2%
% commenced - Same properties(1)(2)	94.6%	94.5%	94.3%	93.9%	93.7%

Same property NOI growth - YTD	4.2%	4.2%	4.2%	3.8%	3.3%
Same property NOI growth without termination fees - YTD	4.4%	4.4%	4.0%	3.6%	3.3%
Same property NOI growth without termination fees or redevelopments - YTD	3.5%	3.2%	3.3%	2.9%	2.8%
Rental rate growth - YTD(3)	8.8%	8.8%	11.7%	12.6%	13.0%
Rental rate growth for spaces vacant less than 12 months - YTD(3)	8.1%	8.5%	11.9%	13.1%	13.6%

(1) Prior periods adjusted for current same property pool.
(2) Excludes leases that are signed but have not yet commenced.
(3) Operating properties only. Rent growth is calculated on a comparable-space, cash basis for new and renewal leases executed.

Balance Sheets
June 30, 2015 and December 31, 2014
(in thousands)

	As of June 30, 2015				As of December 31, 2014
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Assets
Real estate investments at cost:
Land, building and improvements	$4,223,611	(72,588)	1,096,379	5,247,402	$4,170,348	(75,854)	1,107,302	5,201,796
Properties in development	216,408	(2,323)	3,219	217,304	239,538	(2,581)	4,532	241,489
	4,440,019	(74,911)	1,099,598	5,464,706	4,409,886	(78,435)	1,111,834	5,443,285
Less: accumulated depreciation	990,744	(7,660)	315,765	1,298,849	933,708	(7,033)	302,169	1,228,844
	3,449,275	(67,251)	783,833	4,165,857	3,476,178	(71,402)	809,665	4,214,441
Operating properties held for sale	29,017		—	29,017	—		—	—
Investments in real estate partnerships	309,544	—	(309,544)	—	333,167	—	(333,167)	—
Net real estate investments	3,787,836	(67,251)	474,289	4,194,874	3,809,345	(71,402)	476,498	4,214,441
Cash and cash equivalents	33,840	(1,244)	11,504	44,100	121,789	(1,730)	8,438	128,497
Accounts receivable, net	25,506	(547)	6,166	31,125	30,999	(585)	7,444	37,858
Straight line rent receivables, net	59,168	(801)	13,717	72,084	55,768	(725)	12,973	68,016
Notes receivable	12,281	—	—	12,281	12,132	—	—	12,132
Deferred costs, net	74,978	(1,119)	14,145	88,004	71,502	(965)	14,500	85,037
Acquired lease intangible assets, net	46,737	(2,118)	12,340	56,959	52,365	(2,810)	13,447	63,002
Trading securities held in trust, at fair value	29,530	—	—	29,530	28,134	—	—	28,134
Other assets	28,392	(353)	6,082	34,121	15,136	(101)	6,009	21,044
Total assets	$4,098,268	(73,433)	538,243	4,563,078	$4,197,170	(78,318)	539,309	4,658,161
Liabilities and Equity
Liabilities:
Notes payable	$1,868,700	(40,183)	505,598	2,334,115	$1,946,357	(43,521)	506,780	2,409,616
Unsecured credit facilities	120,000	—	—	120,000	75,000	—	—	75,000
Total notes payable	1,988,700	(40,183)	505,598	2,454,115	2,021,357	(43,521)	506,780	2,484,616
Accounts payable and other liabilities	142,415	(1,133)	19,936	161,218	181,197	(1,659)	20,780	200,318
Acquired lease intangible liabilities, net	30,125	(808)	7,531	36,848	32,143	(1,084)	8,335	39,394
Tenants' security and escrow deposits	27,161	(237)	5,178	32,102	25,991	(250)	3,414	29,155
Total liabilities	2,188,401	(42,361)	538,243	2,684,283	2,260,688	(46,514)	539,309	2,753,483
Equity:
Stockholders' Equity:
Preferred stock	325,000	—	—	325,000	325,000	—	—	325,000
Common stock, $.01 par	943	—	—	943	941	—	—	941
Additional paid in capital, net of treasury stock	2,519,618	—	—	2,519,618	2,520,771	—	—	2,520,771
Accumulated other comprehensive loss	(48,799)	—	—	(48,799)	(57,748)	—	—	(57,748)
Distributions in excess of net income	(916,027)	—	—	(916,027)	(882,372)	—	—	(882,372)
Total stockholders' equity	1,880,735	—	—	1,880,735	1,906,592	—	—	1,906,592
Noncontrolling Interests:
Exchangeable operating partnership units	(1,940)	—	—	(1,940)	(1,914)	—	—	(1,914)
Limited partners' interest	31,072	(31,072)	—	—	31,804	(31,804)	—	—
Total noncontrolling interests	29,132	(31,072)	—	(1,940)	29,890	(31,804)	—	(1,914)
Total equity	1,909,867	(31,072)	—	1,878,795	1,936,482	(31,804)	—	1,904,678
Total liabilities and equity	$4,098,268	(73,433)	538,243	4,563,078	$4,197,170	(78,318)	539,309	4,658,161

Note Pro-rata financial information is not presented in accordance with GAAP. The consolidated amounts shown are prepared on a basis consistent with the Company's consolidated financial statements as filed with the Securities and Exchange Commission with the Company's most recent Form 10-Q and 10-K. Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP. Share of JVs is presented net of inside/outside basis adjustments and the elimination of the Company’s equity method investment.

Statements of Operations - Quarter Only
For the Periods Ended June 30, 2015 and 2014
(in thousands)

	For the Three Months Ended June 30, 2015				For the Three Months Ended June 30, 2014
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base rent	$100,339	(1,671)	22,932	121,600	$95,506	(1,559)	23,064	117,011
Recoveries from tenants	30,422	(487)	7,188	37,123	28,146	(440)	7,290	34,996
Straight line rent, net	1,676	(38)	377	2,015	1,468	(75)	195	1,588
Above/below market rent amortization, net	375	2	293	670	804	(62)	299	1,041
Percentage rent	300	—	438	738	545	—	558	1,103
Termination fees	96	(9)	8	95	175	—	13	188
Other income	1,913	(26)	550	2,437	1,995	(39)	651	2,607
Total real estate revenues	135,121	(2,229)	31,786	164,678	128,639	(2,175)	32,070	158,534
Real Estate Operating Expenses:
Operating and maintenance	18,987	(382)	4,489	23,094	18,315	(336)	4,637	22,616
Real estate taxes	15,667	(260)	3,696	19,103	14,898	(223)	3,735	18,410
Ground rent, net of above/below market amortization	1,198	(24)	74	1,248	1,183	(20)	40	1,203
Provision for doubtful accounts	557	—	218	775	529	(11)	117	635
Total real estate operating expenses	36,409	(666)	8,477	44,220	34,925	(590)	8,529	42,864
Net Operating Income	98,712	(1,563)	23,309	120,458	93,714	(1,585)	23,541	115,670
Fee Income:
Property management fees	3,312	—	—	3,312	3,285	—	—	3,285
Asset management fees	1,562	—	(256)	1,306	1,534	—	(240)	1,294
Leasing commissions and other fees	1,134	—	—	1,134	1,434	—	—	1,434
Total fee income	6,008	—	(256)	5,752	6,253	—	(240)	6,013
Interest Expense, net:
Gross interest expense	26,138	(485)	6,677	32,330	26,570	(443)	7,095	33,222
Derivative amortization	2,252	(36)	62	2,278	2,351	(49)	62	2,364
Debt cost and premium/discount amortization	504	86	210	800	620	100	188	908
Capitalized interest	(1,956)	—	—	(1,956)	(1,631)	—	—	(1,631)
Interest income	(263)	—	(1)	(264)	(465)	—	(2)	(467)
Total interest expense, net	26,675	(435)	6,948	33,188	27,445	(392)	7,343	34,396
General & Administrative, net:
Gross general & administrative	17,302	—	68	17,370	17,365	—	152	17,517
Stock-based compensation	3,564	—	—	3,564	2,976			2,976
Capitalized direct leasing compensation costs	(2,994)	—	—	(2,994)	(3,041)	—	—	(3,041)
Capitalized direct development compensation costs	(2,738)	—	—	(2,738)	(2,707)	—	—	(2,707)
Total general & administrative, net	15,134	—	68	15,202	14,593	—	152	14,745
Depreciation, Transaction and Other Expense (Income):
Depreciation and amortization (including FF&E)	36,225	(646)	9,937	45,516	36,023	(803)	11,878	47,098
Gain on sale of operating properties	(5,693)	—	(1,099)	(6,792)	(1,691)	—	(5,385)	(7,076)
Gain on sale of land	36	—	7	43	—	—	(424)	(424)
Provision for impairment	—	—	—	—	—	—	424	424
Development and acquisition pursuit costs	475	—	9	484	367	—	4	371
Income tax expense	—	—	—	—	366	—	—	366
Loss from deferred compensation plan, net	15	—	—	15	2	—	—	2
Early extinguishment of debt	—	—	—	—	2	—	39	41
Hedge ineffectiveness	—	—	1	1	—	—	—	—
Gain on sale of investments	(417)	—	—	(417)	—	—	—	—
Other expenses	747	(9)	425	1,163	531	(30)	438	939
Total depreciation, transaction and other expense (income)	31,388	(655)	9,280	40,013	35,600	(833)	6,974	41,741
Equity in income of unconsolidated partnerships	6,757	—	(6,757)	—	8,832	—	(8,832)	—
Net Income	38,280	(473)	—	37,807	31,161	(360)	—	30,801

	For the Three Months Ended June 30, 2015				For the Three Months Ended June 30, 2014
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Noncontrolling Interests:
Exchangeable operating partnership units	61	—	—	61	53	—	—	53
Limited partners' interest in consolidated partnerships	473	(473)	—	—	360	(360)	—	—
Net income attributable to noncontrolling interests	534	(473)	—	61	413	(360)	—	53
Net Income Attributable to Controlling Interests	37,746	—	—	37,746	30,748	—	—	30,748
Preferred stock dividends	5,266	—	—	5,266	5,266	—	—	5,266
Net Income Attributable to Common Stockholders	$32,480	—	—	32,480	$25,482	—	—	25,482
Note Pro-rata financial information is not presented in accordance with GAAP. Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP. The Consolidated Statements of Operations prepared in accordance with GAAP are included in the following pages.

Statements of Operations - Year to Date
For the Periods Ended June 30, 2015 and 2014
(in thousands)

	For the Six Months Ended June 30, 2015				For the Six Months Ended June 30, 2014
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base rent	$199,287	(3,319)	45,817	241,785	$187,618	(2,749)	45,965	230,834
Recoveries from tenants	59,356	(966)	14,679	73,069	55,687	(804)	15,136	70,019
Straight line rent, net	3,552	(104)	825	4,273	3,062	(107)	490	3,445
Above/below market rent amortization, net	856	4	603	1,463	1,634	(90)	589	2,133
Percentage rent	2,108	—	1,021	3,129	1,930	—	1,207	3,137
Termination fees	223	(25)	25	223	483	—	16	499
Other income	3,900	(53)	839	4,686	5,187	(66)	1,006	6,127
Total real estate revenues	269,282	(4,463)	63,809	328,628	255,601	(3,816)	64,409	316,194
Real Estate Operating Expenses:
Operating and maintenance	38,923	(754)	9,437	47,606	37,832	(601)	10,455	47,686
Real estate taxes	30,798	(540)	7,503	37,761	29,697	(418)	7,498	36,777
Ground rent, net of above/below market amortization	2,435	(47)	148	2,536	2,171	(26)	72	2,217
Provision for doubtful accounts	1,278	8	393	1,679	860	(19)	256	1,097
Total real estate operating expenses	73,434	(1,333)	17,481	89,582	70,560	(1,064)	18,281	87,777
Net Operating Income	195,848	(3,130)	46,328	239,046	185,041	(2,752)	46,128	228,417
Fee Income:
Property management fees	6,631	—	—	6,631	6,610	—	—	6,610
Asset management fees	3,121	—	(512)	2,609	3,014	—	(489)	2,525
Leasing commissions and other fees	2,494	—	—	2,494	2,948	—	—	2,948
Total fee income	12,246	—	(512)	11,734	12,572	—	(489)	12,083
Interest Expense, net:
Gross interest expense	52,506	(983)	13,377	64,900	52,537	(723)	14,196	66,010
Derivative amortization	4,502	(72)	106	4,536	4,853	(85)	123	4,891
Debt cost and premium/discount amortization	844	183	386	1,413	1,143	129	373	1,645
Capitalized interest	(4,015)	—	—	(4,015)	(3,272)	—	—	(3,272)
Interest income	(529)	—	(1)	(530)	(681)	—	(4)	(685)
Total interest expense, net	53,308	(872)	13,868	66,304	54,580	(679)	14,688	68,589
General & Administrative, net:
Gross general & administrative	34,351	—	212	34,563	33,797	—	315	34,112
Stock-based compensation	7,113	—	—	7,113	5,944	—	—	5,944
Capitalized direct leasing compensation costs	(5,189)	—	—	(5,189)	(5,472)	—	—	(5,472)
Capitalized direct development compensation costs	(5,407)	—	—	(5,407)	(5,678)	—	—	(5,678)
Total general & administrative, net	30,868	—	212	31,080	28,591	—	315	28,906
Depreciation, Transaction and Other Expense (Income):
Depreciation and amortization (including FF&E)	72,218	(1,266)	20,016	90,968	73,929	(1,266)	21,905	94,568
Gain on sale of operating properties	(6,382)	—	(1,093)	(7,475)	(2,406)	—	(5,379)	(7,785)
Gain on sale of land	(78)	—	10	(68)	—	—	(3,328)	(3,328)
Provision for impairment	—	—	—	—	225	—	424	649
Development and acquisition pursuit costs	497	—	26	523	1,707	—	4	1,711
Income tax expense	—	—	—	—	366	—	—	366
Loss from deferred compensation plan, net	26	—	—	26	9	—	—	9
Early extinguishment of debt	(61)	—	—	(61)	2	—	39	41
Hedge ineffectiveness	—	—	4	4	—	—	—	—
Gain on sale of investments	(417)	—	—	(417)	—	—	—	—
Other expenses	1,168	(15)	449	1,602	1,033	(88)	331	1,276
Total depreciation, transaction and other expense (income)	66,971	(1,281)	19,412	85,102	74,865	(1,354)	13,996	87,507
Equity in income of unconsolidated partnerships	12,324	—	(12,324)	—	16,640	—	(16,640)	—
Net Income	69,271	(977)	—	68,294	56,217	(719)	—	55,498

	For the Six Months Ended June 30, 2015				For the Six Months Ended June 30, 2014
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Noncontrolling Interests:
Exchangeable operating partnership units	110	—	—	110	95	—	—	95
Limited partners' interest in consolidated partnerships	977	(977)	—	—	719	(719)	—	—
Net income attributable to noncontrolling interests	1,087	(977)	—	110	814	(719)	—	95
Net Income Attributable to Controlling Interests	68,184	—	—	68,184	55,403	—	—	55,403
Preferred stock dividends	10,531	—	—	10,531	10,531	—	—	10,531
Net Income Attributable to Common Stockholders	$57,653	—	—	57,653	$44,872	—	—	44,872
Note Pro-rata financial information is not presented in accordance with GAAP. Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP. The Consolidated Statements of Operations prepared in accordance with GAAP are included in the following pages.

FFO, Core FFO, and AFFO Reconciliations - Quarter Only
For the Periods Ended June 30, 2015 and 2014
(in thousands, except share information)

		For the Three Months Ended June 30, 2015					For the Three Months Ended June 30, 2014
		Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share		Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Reconciliation of Net Income to FFO:
Net Income Attributable to Common Stockholders	$				32,480	$				25,482
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)		35,755	(646)	10,184	45,293		35,399	(803)	12,049	46,645
Provision for impairment to operating properties		—	—	—	—		—	—	424	424
Gain on sale of operating properties		(5,693)	—	(1,099)	(6,792)		(1,325)	—	(5,385)	(6,710)
Exchangeable operating partnership units		61	—	—	61		53	—	—	53
Funds From Operations	$				71,042	$				65,894

Reconciliation of FFO to Core FFO:
Funds From Operations	$				71,042	$				65,894
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs		475	—	9	484		367	—	4	371
Gain on sale of land		36	—	7	43		—	—	(424)	(424)
Provision for impairment to land		—	—	—	—		—	—	—	—
Hedge ineffectiveness		—	—	1	1		—	—	—	—
Early extinguishment of debt		—	—	—	—		2	—	39	41
Gain on sale of investments		(417)	—	—	(417)		—	—	—	—
Core Funds From Operations	$				71,153	$				65,882

Reconciliation of Core FFO to AFFO:
Core Funds From Operations	$				71,153	$				65,882
Adjustments to reconcile to Adjusted Funds From Operations:
Straight line rent, net		(1,676)	38	(377)	(2,015)		(1,468)	75	(195)	(1,588)
Above/below market rent amortization, net		(415)	2	(287)	(700)		(837)	63	(296)	(1,070)
Derivative amortization		2,252	—	—	2,252		2,351	—	—	2,351
Debt cost and premium/discount amortization		504	85	210	799		620	100	188	908
Stock-based compensation		3,564	—	—	3,564		2,976	—	—	2,976
Capital expenditures		(8,146)	—	(1,928)	(10,074)		(8,788)	—	(2,589)	(11,377)
Adjusted Funds From Operations	$				64,979	$				58,082

Reconciliation of Net Income to FFO (per diluted share):
Net Income Attributable to Common Stockholders	$				0.34	$				0.28
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)		0.38	(0.01)	0.11	0.48		0.38	(0.01)	0.13	0.50
Provision for impairment to operating properties		—	—	—	—		—	—	—	—
Gain on sale of operating properties		(0.06)	—	(0.01)	(0.07)		(0.01)	—	(0.06)	(0.07)
Exchangeable operating partnership units		—	—	—	—		—	—	—	—

Funds From Operations	$				0.75	$				0.71

Reconciliation of FFO to Core FFO (per diluted share):
Funds From Operations	$				0.75	$				0.71
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs		—	—	—	—		—	—	—	—
Gain on sale of land		—	—	—	—		—	—	—	—
Provision for impairment to land		—	—	—	—		—	—	—	—
Hedge ineffectiveness		—	—	—	—		—	—	—	—
Early extinguishment of debt		—	—	—	—		—	—	—	—
Gain on sale of investments		—	—	—	—		—	—	—	—
Core Funds From Operations	$				0.75	$				0.71

Reconciliation of Core FFO to AFFO (per diluted share):
Core Funds From Operations	$				0.75	$				0.71
Adjustments to reconcile to Adjusted Funds From Operations:
Straight line rent, net		(0.02)	—	—	(0.02)		(0.02)	—	—	(0.02)
Above/below market rent amortization, net		—	—	—	—		(0.01)	—	—	(0.01)
Derivative amortization		0.02	—	—	0.02		0.03	—	—	0.03
Debt cost and premium/discount amortization		0.01	—	—	0.01		0.01	—	—	0.01
Stock-based compensation		0.04	—	—	0.04		0.03	—	—	0.03
Capital expenditures		(0.09)	—	(0.02)	(0.11)		(0.09)	—	(0.03)	(0.12)
Adjusted Funds From Operations	$				0.69	$				0.63

FFO, Core FFO, and AFFO Reconciliations - Year to Date
For the Periods Ended June 30, 2015 and 2014
(in thousands, except share information)

		For the Six Months Ended June 30, 2015					For the Six Months Ended June 30, 2014
		Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share		Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Reconciliation of Net Income to FFO:
Net Income Attributable to Common Stockholders	$				57,653	$				44,872
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)		71,334	(1,266)	20,317	90,385		72,510	(1,266)	22,139	93,383
Provision for impairment to operating properties		—	—	—	—		—	—	424	424
Gain on sale of operating properties		(6,382)	—	(1,093)	(7,475)		(2,040)	—	(5,379)	(7,419)
Exchangeable operating partnership units		110	—	—	110		95	—	—	95
Funds From Operations	$				140,673	$				131,355

Reconciliation of FFO to Core FFO:
Funds From Operations	$				140,673	$				131,355
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs		497	—	26	523		1,707	—	4	1,711
Gain on sale of land		(78)		10	(68)		—	—	(3,328)	(3,328)
Provision for impairment to land		—	—	—	—		225	—	—	225
Hedge ineffectiveness		—	—	4	4		—	—	—	—
Early extinguishment of debt		(61)	—	—	(61)		2	—	39	41
Gain on sale of investments		(417)	—	—	(417)		—	—	—	—
Core Funds From Operations	$				140,654	$				130,004

Reconciliation of Core FFO to AFFO:
Core Funds From Operations	$				140,654	$				130,004
Adjustments to reconcile to Adjusted Funds From Operations:
Straight line rent, net		(3,552)	104	(825)	(4,273)		(3,062)	107	(490)	(3,445)
Above/below market rent amortization, net		(936)	3	(593)	(1,526)		(1,697)	91	(586)	(2,192)
Derivative amortization		4,502	—	—	4,502		4,853	—	—	4,853
Debt cost and premium/discount amortization		844	183	386	1,413		1,143	129	373	1,645
Stock-based compensation		7,113	—	—	7,113		5,944	—	—	5,944
Capital expenditures		(14,782)	—	(4,475)	(19,257)		(15,999)	—	(4,546)	(20,545)
Adjusted Funds From Operations	$				128,626	$				116,264

Reconciliation of Net Income to FFO (per diluted share):
Net Income Attributable to Common Stockholders	$				0.61	$				0.48
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)		0.75	(0.01)	0.22	0.96		0.79	(0.01)	0.24	1.02
Provision for impairment to operating properties		—	—	—	—		—	—	—	—
Gain on sale of operating properties		(0.07)	—	(0.01)	(0.08)		(0.02)	—	(0.06)	(0.08)
Exchangeable operating partnership units		—	—	—	—		—	—	—	—
Funds From Operations	$				1.49	$				1.42

Reconciliation of FFO to Core FFO (per diluted share):
Funds From Operations	$				1.49	$				1.42
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs		—	—	—	—		0.02	—	—	0.02
Gain on sale of land		—	—	—	—		—	—	(0.03)	(0.03)
Provision for impairment to land		—	—	—	—		—	—	—	—
Hedge ineffectiveness		—	—	—	—		—	—	—	—
Early extinguishment of debt		—	—	—	—		—	—	—	—
Gain on sale of investments		—	—	—	—		—	—	—	—
Core Funds From Operations	$				1.49					1.41

Reconciliation of Core FFO to AFFO (per diluted share):
Core Funds From Operations	$				1.49	$				1.41
Adjustments to reconcile to Adjusted Funds From Operations:
Straight line rent, net		(0.04)	—	(0.01)	(0.05)		(0.03)	—	—	(0.03)
Above/below market rent amortization, net		(0.01)	—	—	(0.01)		(0.01)	—	(0.01)	(0.02)
Derivative amortization		0.05	—	—	0.05		0.05	—	—	0.05
Debt cost and premium/discount amortization		0.01	—	—	0.01		0.01	—	—	0.01
Stock-based compensation		0.08	—	—	0.08		0.06	—	—	0.06
Capital expenditures		(0.16)	—	(0.05)	(0.21)		(0.17)	—	(0.05)	(0.22)
Adjusted Funds From Operations	$				1.36	$				1.26

Additional Disclosures
For the Periods Ended June 30, 2015 and 2014
(in thousands)

Same Property NOI Detail	For the Three Months Ended June 30, 2015			For the Three Months Ended June 30, 2014			% Change
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base Rent	$94,416	22,724	117,140	$90,777	22,038	112,815
Recoveries from Tenants	28,718	7,140	35,858	26,942	6,998	33,940
Percentage Rent	300	436	736	545	544	1,089
Termination Fees	96	8	104	175	13	188
Other Income	1,266	297	1,563	1,369	269	1,638
Total Real Estate Revenues	124,796	30,605	155,401	119,808	29,862	149,670
Real Estate Operating Expenses:
Operating and Maintenance	17,453	4,378	21,831	17,110	4,369	21,479
Real Estate Taxes	14,582	3,673	18,255	14,044	3,564	17,608
Ground Rent	1,337	31	1,368	1,334	36	1,370
Provision for Doubtful Accounts	506	156	662	438	94	532
Total Real Estate Operating Expenses	33,878	8,238	42,116	32,926	8,063	40,989

Same Property NOI	$90,918	22,367	113,285	$86,882	21,799	108,681	4.2%

Same Property NOI without Termination Fees	90,822	22,359	113,181	86,707	21,786	108,493	4.3%

Same Property NOI without Termination Fees or Redevelopments	74,781	18,574	93,355	71,693	18,264	89,957	3.8%

	For the Six Months Ended June 30, 2015			For the Six Months Ended June 30, 2014
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base Rent	187,996	45,250	233,246	180,656	43,832	224,488
Recoveries from Tenants	55,803	14,534	70,337	53,819	14,503	68,322
Percentage Rent	2,108	1,028	3,136	1,930	1,194	3,124
Termination Fees	223	25	248	484	16	500
Other Income	2,459	543	3,002	3,588	500	4,088
Total Real Estate Revenues	248,589	61,380	309,969	240,477	60,045	300,522

Real Estate Operating Expenses:
Operating and Maintenance	36,054	9,215	45,269	36,009	9,904	45,913
Real Estate Taxes	28,479	7,434	35,913	28,302	7,185	35,487
Ground Rent	2,720	58	2,778	2,547	69	2,616
Provision for Doubtful Accounts	992	281	1,273	699	198	897
Total Real Estate Operating Expenses	68,245	16,988	85,233	67,557	17,356	84,913

Same Property NOI	$180,344	44,392	224,736	172,920	42,689	215,609	4.2%

Same Property NOI without Termination Fees	180,121	44,367	224,488	172,436	42,673	215,109	4.4%

Same Property NOI without Termination Fees or Redevelopments	148,641	36,805	185,446	143,609	35,637	179,246	3.5%

Capital Expenditure Detail	For the Three Months Ended June 30, 2015			For the Three Months Ended June 30, 2014
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Leasing commissions	$3,542	738	4,280	$3,050	626	3,676
Tenant improvements and other landlord leasing costs	2,847	880	3,727	4,013	1,471	5,484
Building improvements	1,757	310	2,067	1,725	492	2,217
Total capital expenditures	$8,146	1,928	10,074	$8,788	2,589	11,377

	For the Six Months Ended June 30, 2015			For the Six Months June 30, 2014
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Leasing commissions	$5,449	1,254	6,703	$5,272	1,043	6,315
Tenant improvements and other landlord leasing costs	6,358	2,346	8,704	7,931	2,472	10,403
Building improvements	2,975	875	3,850	2,796	1,031	3,827
Total capital expenditures	$14,782	4,475	19,257	$15,999	4,546	20,545

Consolidated Statements of Operations (GAAP Basis)
For the Periods Ended June 30, 2015 and 2014
(in thousands)

	Three Months Ended		Year to Date
	2015	2014	2015	2014
Revenues:
Minimum rent	$102,390	97,778	$203,695	192,314
Percentage rent	300	545	2,108	1,930
Recoveries from tenants and other income	32,431	30,316	63,479	61,357
Management, transaction, and other fees	6,008	6,253	12,246	12,572
Total revenues	141,129	134,892	281,528	268,173
Operating Expenses:
Depreciation and amortization	36,225	36,023	72,218	73,929
Operating and maintenance	20,185	19,498	41,358	40,003
General and administrative	15,099	15,223	31,477	29,421
Real estate taxes	15,667	14,898	30,798	29,697
Other operating expense	1,779	1,795	2,943	3,968
Total operating expenses	88,955	87,437	178,794	177,018
Other Expense (Income):
Interest expense, net of interest income	26,675	27,445	53,308	54,580
Provision for impairment	—	—	—	225
Early extinguishment of debt	—	—	(61)	—
Net investment income	(367)	(628)	(1,000)	(821)
Total other expense	26,308	26,817	52,247	53,984
Income from operations before equity in income of investments in real estate partnerships	25,866	20,638	50,487	37,171
Equity in income of investments in real estate partnerships	6,757	8,832	12,324	16,640
Income from operations	32,623	29,470	62,811	53,811
Gain on sale of real estate	5,657	1,691	6,460	2,406
Net income	38,280	31,161	69,271	56,217
Noncontrolling Interests:
Exchangeable operating partnership units	(61)	(53)	(110)	(95)
Limited partners' interests in consolidated partnerships	(473)	(360)	(977)	(719)
Net income attributable to noncontrolling interests	(534)	(413)	(1,087)	(814)
Net income attributable to controlling interests	37,746	30,748	68,184	55,403
Preferred stock dividends	(5,266)	(5,266)	(10,531)	(10,531)
Net income attributable to common stockholders	$32,480	25,482	$57,653	44,872
These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Reconciliation of Income from Operations to Pro-Rata Same Property NOI (1):

Income from operations	$32,623	29,470	$62,811	53,811
Less:
Management, transaction, and other fees	(6,008)	(6,253)	(12,246)	(12,572)
Other (2)	(2,181)	(2,642)	(4,568)	(5,090)
Plus:
Depreciation and amortization	36,225	36,023	72,218	73,929
General and administrative	15,099	15,223	31,477	29,421
Other operating expense, excluding provision for doubtful accounts	1,222	1,264	1,668	3,106
Other expense (income)	26,308	26,817	52,247	53,984
Equity in income of investments in real estate excluded from NOI (3)	15,930	14,275	32,661	28,476
Pro-Rata NOI	119,218	114,177	236,268	225,065
Less pro-rata non-same property NOI (4)	(5,933)	(5,496)	(11,532)	(9,456)
Pro-Rata Same Property NOI	$113,285	108,681	$224,736	215,609

(1) Same Property NOI is a key measure used by management in evaluating the operating performance of our properties.
(2) Includes straight-line rental income, net of reserves, above and below market rent amortization, banking charges, and other fees.
(3) Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, and interest expense.
(4) Includes revenues and expenses attributable to Non-Same Property, Projects in Development, and corporate activities.

Summary of Consolidated Debt
June 30, 2015 and December 31, 2014
(in thousands)

Total Debt Outstanding:	6/30/2015	12/31/2014
Mortgage loans payable:
Fixed rate secured loans	$470,921	548,832
Unsecured debt offering fixed rate	1,397,779	1,397,525
Unsecured credit facilities variable rate	120,000	75,000
Total	$1,988,700	2,021,357

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Contractual Interest Rate
2015	$3,175	141	350,000	353,316	5.3%
2016	6,135	41,442	—	47,577	5.7%
2017	5,399	116,425	400,000	521,824	5.9%
2018	4,453	57,358	—	61,811	6.2%
2019	3,443	106,000	120,000	229,443	4.3%
2020	3,292	82,381	150,000	235,673	5.9%
2021	3,112	—	250,000	253,112	4.8%
2022	3,084	5,848	—	8,932	7.7%
2023	1,727	120	—	1,847	5.8%
2024	1,110	17,008	250,000	268,118	3.7%
>10 years	3,314	90	—	3,404	6.1%
Unamortized debt (discount)/premium	—	5,864	(2,221)	3,643
	$38,244	432,677	1,517,779	1,988,700	5.2%

Percentage of Total Debt:	6/30/2015	12/31/2014
Fixed	94.0%	96.3%
Variable	6.0%	3.7%
Current Weighted Average Contractual Interest Rates: (2)
Fixed	5.4%	5.3%
Variable	1.1%	1.3%
Combined	5.2%	5.2%

Current Weighted Average Effective Interest Rate: (3)
Combined	5.8%	5.7%

Average Years to Maturity:
Fixed	3.8	4.1
Variable	3.9	4.5

(1) Includes unsecured public debt and unsecured credit facilities.
(2) Interest rates are calculated as of the quarter end.
(3) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of deferred loan cost amortization, interest rate swaps, and facility and unused fees.

Summary of Consolidated Debt
June 30, 2015 and December 31, 2014
(in thousands)
Lender	Collateral	Contractual Rate		Effective Rate (1)	Maturity	6/30/2015	12/31/2014
Fixed Rate Mortgage Loans
Escrow Bank, USA	Twin City Plaza	5.7%			04/06/15	$—	39,745
Wells Fargo	Fairfield Center	5.2%			06/01/15	—	20,250
Principal Commercial Funding	Sandy Springs	5.4%			06/05/15	—	16,079
Municipal Tax Bonds Payable	Friars Mission Center	7.6%			09/02/15	141	141
Wells Fargo	Black Rock Shopping Center	5.4%			03/01/16	19,977	20,124
Midland Loan Services	Hilltop Village	5.6%			04/06/16	7,500	7,500
Berkadia Commercial Mortgage	Naples Walk	6.2%			08/11/16	14,759	15,022
Wells Fargo	Brick Walk V	6.1%			03/01/17	9,700	9,700
Jefferson Pilot	Peartree Village	8.4%			06/01/17	7,157	7,465
Allianz Life Insurance Company	4S Commons Town Center	6.0%			06/10/17	62,500	62,500
Bank of America	Grand Ridge Plaza	5.8%			07/01/17	11,217	11,309
Metropolitan Life Insurance Company	Corkscrew Village	6.2%			08/01/17	7,785	7,923
Wells Fargo	Brick Walk II	6.0%			09/01/17	6,861	6,911
Wells Fargo	Brick Walk	5.9%			09/01/17	15,108	15,212
TIAA-CRER	Westchase	5.5%			07/10/18	7,094	7,243
Guardian Life Insurance Company	Amerige Heights Town Center	6.1%			12/01/18	16,466	16,580
Guardian Life Insurance Company	El Cerrito Plaza	6.4%			12/01/18	38,347	38,694
Allianz Life Insurance Company	Tassajara Crossing	7.8%			07/10/19	19,800	19,800
Allianz Life Insurance Company	Plaza Hermosa	7.8%			07/10/19	13,800	13,800
Allianz Life Insurance Company	Sequoia Station	7.8%			07/10/19	21,100	21,100
Allianz Life Insurance Company	Mockingbird Commons	7.8%			07/10/19	10,300	10,300
Allianz Life Insurance Company	Sterling Ridge	7.8%			07/10/19	13,900	13,900
Allianz Life Insurance Company	Frisco Prestonbrook	7.8%			07/10/19	6,800	6,800
Allianz Life Insurance Company	Wellington Town Square	7.8%			07/10/19	12,800	12,800
Allianz Life Insurance Company	Berkshire Commons	7.8%			07/10/19	7,500	7,500
Allianz Life Insurance Company	Willow Festival	5.8%			01/10/20	39,505	39,505
Nationwide Bank	Kent Place	3.3%			04/01/20	8,250	8,250
CUNA Mutal Insurance Society	Ocala Corners	6.5%			04/01/20	4,927	5,025
PNC Bank	Fellsway Plaza	3.7%	(2)		10/16/20	32,238	29,839
John Hancock Life Insurance Company	Kirkwood Commons	7.7%			10/01/22	10,788	11,038
State Farm Life Insurance Company	Tech Ridge Center	5.8%			06/01/23	9,199	9,644
Great-West Life & Annuity Insurance Co	Erwin Square	3.8%			09/01/24	10,000	10,000
Prudential Insurance Co of America	Seminole Shoppes	3.4%			10/05/24	9,829	9,958
NYLIM Real Estate Group	Oak Shade Town Center	6.1%			05/10/28	9,455	9,691
City of Rollingwood	Shops at Mira Vista	8.0%			03/01/32	254	257
Unamortized premiums on assumed debt of acquired properties						5,864	7,227
Total Fixed Rate Mortgage Loans		6.1%		6.3%		470,921	548,832

Summary of Consolidated Debt
June 30, 2015 and December 31, 2014
(in thousands)
Lender	Collateral	Contractual Rate		Effective Rate (1)	Maturity	6/30/2015	12/31/2014
Fixed Rate Unsecured Debt (Issue Date)
Debt Offering (7/18/05)	Unsecured	5.3%			08/01/15	350,000	350,000
Debt Offering (6/5/07)	Unsecured	5.9%			06/15/17	400,000	400,000
Debt Offering (6/2/10)	Unsecured	6.0%			06/15/20	150,000	150,000
Debt Offering (10/7/10)	Unsecured	4.8%			04/15/21	250,000	250,000
Debt Offering (5/16/14)	Unsecured	3.8%			06/15/24	250,000	250,000
Unamortized debt discount						(2,221)	(2,475)
Total Fixed Rate Unsecured Debt, Net of Discounts		5.2%		5.7%		1,397,779	1,397,525

Variable Rate Unsecured Debt
Wells Fargo Bank	$800 Million Line of Credit	LIBOR + 0.925%	(3)		05/13/19	45,000	—
Wells Fargo Bank	$165 Million Term Loan	LIBOR + 0.975%	(4)		06/27/19	75,000	75,000
Total Variable Rate Unsecured Debt		1.1%		4.5%		120,000	75,000

Total		5.1%		5.8%		$1,988,700	2,021,357

(1) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of deferred loan cost amortization, interest rate swaps, and facility and unused fees.

(2) Underlying debt is LIBOR+1.50%; however, an interest rate swap is in place to fix the interest rate on $28.1 million of this debt at 3.696% through maturity.
(3) Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $800 million line of credit. Maturity is subject to two additional six-month periods at the Company's option.

(4) Rate does not include an annual unused fee of 0.20% payable on undrawn balance.

Summary of Unsecured Debt Covenants and Leverage Ratios
June 30, 2015

Outstanding Unsecured Credit Facilities and Unsecured Public Debt:	Origination	Maturity	Rate	Balance
$800 Million Line of Credit (1)	05/13/15	05/13/19	LIBOR + 0.925%	$45,000
$165 Million Term Loan (2)	06/27/14	06/27/19	LIBOR + 0.975%	$75,000
Unsecured Public Debt:	07/18/05	08/01/15	5.250%	$350,000
	06/05/07	06/15/17	5.875%	$400,000
	06/02/10	06/15/20	6.000%	$150,000
	10/07/10	04/15/21	4.800%	$250,000
	05/16/14	06/15/24	3.750%	$250,000

Unsecured Public Debt Covenants:	Required	3/31/15	12/31/14	9/30/14	6/30/14
Fair Market Value Calculation Method Covenants (3)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	33%	33%	34%	34%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	8%	9%	9%	9%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	3.7x	3.7x	3.6x	3.6x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	328%	330%	323%	313%
Historical Cost Basis Covenants (3)
Total Consolidated Debt to Total Undepreciated Assets	≤ 60%	40%	40%	41%	42%
Secured Consolidated Debt to Total Undepreciated Assets	≤ 40%	10%	11%	11%	11%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	3.7x	3.7x	3.6x	3.6x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	274%	276%	269%	260%

Note: Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company's most recent Form 10-Q or Form 10-K filing.
(1)  Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $800 million line of credit. Maturity is subject to two additional six-month periods at the Company’s option.

(2) Rate applies to drawn balance only. Additional unused fee of 0.20% applies to the undrawn balance.
(3)  For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Ratios:	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14
Consolidated Only
Net debt to total market capitalization	24.9%	22.4%	23.1%	26.3%	26.6%
Net debt to real estate assets, before depreciation	40.9%	40.9%	40.0%	41.2%	43.6%
Net debt to total assets, before depreciation	38.7%	38.7%	37.9%	38.8%	40.6%
Net debt + preferred to total assets, before depreciation	45.1%	45.2%	44.4%	45.4%	47.2%
Net debt to Core EBITDA - TTM	4.8x	4.9x	4.8x	4.8x	5.0x
Fixed charge coverage	3.0x	3.0x	3.0x	3.0x	2.9x
Fixed charge coverage excluding preferreds	3.4x	3.4x	3.4x	3.4x	3.3x
Interest coverage	3.9x	3.8x	3.8x	3.8x	3.8x
Unsecured assets to total real estate assets	80.1%	79.2%	76.8%	76.0%	75.6%
Unsecured NOI to total NOI - TTM	79.4%	78.7%	77.6%	77.3%	78.0%
Unencumbered assets to unsecured debt	234%	232%	228%	221%	232%
Total Pro-Rata Share
Net debt to total market capitalization	29.1%	26.3%	27.2%	30.9%	31.0%
Net debt to real estate assets, before depreciation	44.1%	44.0%	43.4%	44.7%	46.5%
Net debt to total assets, before depreciation	41.5%	41.6%	41.0%	42.0%	43.6%
Net debt + preferred to total assets, before depreciation	47.1%	47.2%	46.6%	47.7%	49.3%
Net debt to Core EBITDA - TTM	5.7x	5.7x	5.7x	5.7x	6.0x
Fixed charge coverage	2.6x	2.5x	2.5x	2.5x	2.5x
Fixed charge coverage excluding preferreds	2.8x	2.8x	2.7x	2.7x	2.7x
Interest coverage	3.3x	3.2x	3.2x	3.2x	3.1x

Summary of Unconsolidated Debt
June 30, 2015 and December 31, 2014
(in thousands)

Total Debt Outstanding:	6/30/2015	12/31/2014
Mortgage loans payable:
Fixed rate secured loans	$1,453,121	1,441,330
Unsecured credit facilities variable rate	11,460	21,460
Total	$1,464,581	1,462,790

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro-Rata Share	Weighted Average Contractual Interest Rate
2015	$9,913	59,803	—	69,716	20,742	5.3%
2016	17,135	305,076	—	322,211	113,155	6.0%
2017	17,517	77,385	11,460	106,362	24,214	6.6%
2018	18,696	67,022	—	85,718	27,655	5.1%
2019	17,934	65,939	—	83,873	21,618	7.4%
2020	14,826	222,199	—	237,025	85,506	5.8%
2021	10,355	211,432	—	221,787	82,646	4.7%
2022	7,239	156,203	—	163,442	65,304	4.5%
2023	2,290	125,108	—	127,398	50,883	4.9%
2024	117	26,681	—	26,798	10,125	4.1%
>10 Years	—	21,500	—	21,500	4,300	3.6%
Net unamortized debt premium / (discount)	—	(1,249)	—	(1,249)	(550)
	$116,022	1,337,099	11,460	1,464,581	505,598	5.4%

Percentage of Total Debt:	6/30/2015	12/31/2014
Fixed	99.2%	98.5%
Variable	0.8%	1.5%
Current Weighted Average Contractual Interest Rates: (1)
Fixed	5.4%	5.4%
Variable	1.8%	1.7%
Combined	5.4%	5.4%
Current Weighted Average Effective Interest Rates: (2)
Combined	5.5%	5.5%

Average Years to Maturity:
Fixed	4.5	4.9
Variable	2.4	3.0

(1) Interest rates are calculated as of the quarter end.
(2) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of deferred loan cost amortization and interest rate swaps.

Summary of Preferred Stock
June 30, 2015
(in thousands)

	Dividend Rate	Issuance Date	Callable Date	Par Value	Issuance Costs
Series 6	6.625%	2/16/2012	2/16/2017	$250,000	$8,614
Series 7	6.000%	8/23/2012	8/23/2017	75,000	2,484
Weighted Average/Totals	6.481%			$325,000	$11,098

Property Transactions
June 30, 2015
(in thousands)

Acquisitions:
Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Purchase Price	Regency’s Share of Purchase Price	Cap Rate	Anchor(s)
	None

	Total Acquisitions			—	$—	$—

Dispositions:
Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Sales Price	Regency’s Share of Sales Price	Cap Rate	Anchor
Jan-15	State Street Crossing		Detroit, MI	21	$3,500	$3,500	9.0%	Rite Aid
Apr-15	Auburn Village	GRI (40%)	Sacramento, CA	134	31,300	12,520	6.5%	Bel Air Market, Dollar Tree
Apr-15	Juanita Tate Marketplace		Los Angeles, CA	77	24,293	24,293	7.2%	NorthGate Market, CVS

	Total Dispositions			232	$59,093	$40,313	7.2%

Summary of Development, Redevelopment and Land Held
June 30, 2015
(in thousands)

Project Name	Market	Grocer/Anchor Tenant	Anchor Opens	Estimated Net Development Costs After JV Buyout	% of Costs Incurred	Development Yield Before JV Buyout (1)	Return After JV Buyout	GLA	% Leased
Projects in Development:
Belmont Chase	Washington, DC	Whole Foods Market	Aug-15	$28,482	55%	8.5%	8.5%	91	87%
Brooklyn Station on Riverside	Jacksonville, FL	The Fresh Market	Oct-14	$15,143	83%	8.5%	7.8%	50	88%
CityLine Market	Dallas, TX	Whole Foods Market	Mar-16	$27,898	42%	8.0%	7.3%	80	98%
Persimmon Place	San Francisco, CA	Whole Foods Market	Jun-15	$59,976	84%	8.0%	8.0%	153	94%
Village at La Floresta	Los Angeles, CA	Whole Foods Market	Feb-16	$33,116	52%	7.5%	7.5%	87	76%
Willow Oaks Crossing	Charlotte, NC	Publix	Nov-15	$13,608	50%	8.0%	8.0%	69	77%
Total Projects in Development	6			$178,223	64%	8.0%	7.8% (2)	530	88%

Development Completions:
Fountain Square	Miami, FL	Publix	Dec-14	$55,937	96%	7.6%	7.6%	177	96%
Total Development Completions	1			$55,937	96%	7.6%	7.6%	177	96%

Redevelopment and Renovations:				Incremental Costs (3)	% of Costs Incurred	Incremental Yield
Various Properties	9			$53,652	35%	7% - 10%

Land Held for Future Development:				Net Development Costs to Date
Various Properties	7			$23,156

Reconciliation of Summary of Development, Redevelopment and Land Held to Properties In Development (Balance Sheet):
Developments	% of estimated development costs, including GAAP allocations			$121,153
Redevelopments and Renovations	% of incremental costs			18,713
Land Held for Future Development	Net development costs to date			23,156
Land Held for Sale	Lower of cost basis or FMV (see page 52 for estimated market value)			27,896
Other Costs	Pre-development costs and accruals for costs not yet paid			26,386
Properties in Development (Balance Sheet)				$217,304

Notes:
(1) Represents the ratio of Regency's underwritten NOI at stabilization to total estimated net development costs, before any adjustments for expected JV partner buyouts.
(2) After allocating land basis for outparcel proceeds, additional interest and overhead capitalization, returns are estimated to be 7.4% for Projects in Development and 7.0% for Development Completions.

(3) Includes Regency's pro-rata share of unconsolidated co-investment partnerships.

Unconsolidated Investments
June 30, 2015
(in thousands)

					Regency
Co-investment Parter and Portfolio Summary Abbreviation	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment 6/30/2015	Equity Pick-up
State of Oregon
(JV-C, JV-C2)	24	2,782	$490,928	$266,552	20.00%	$53,311	$22,003	$1,044
(JV-CCV)	1	556	99,297	60,000	30.00%	18,000	11,462	362
	25	3,338	590,225	326,552
GRI
(JV-GRI)	73	9,424	1,777,638	946,630	40.00%	378,652	229,121	9,330
CalSTRS
(JV-RC)	7	730	146,693	80,005	25.00%	20,001	12,889	234
USAA
(JV-USA)	8	806	113,842	66,893	20.01%	13,384	534	408
Publix
(JV-O)	5	439	59,058	—	50.00%	—	29,580	1,080
Individual Investor
(JV-O)	1	133	52,491	44,501	50.00%	22,250	3,955	(134)

	119	14,870	$2,739,947	$1,464,581		$505,598	$309,544	$12,324

Leasing Statistics -Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
June 30, 2015
(Operating Properties Only)

Leasing Statistics - Comparable
							Rent Growth (spaces vacant < 12 mo)
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
2nd Quarter 2015	348	1,145	$23.09	8.8%	5.1	$1.93	304	1,058	7.9%
1st Quarter 2015	250	720	20.99	8.8%	4.6	1.24	229	691	8.5%
4th Quarter 2014	342	1,168	23.56	9.7%	4.9	1.82	296	1,083	9.1%
3rd Quarter 2014	289	951	22.00	12.0%	5.9	2.43	255	865	12.3%
Total - 12 months	1,229	3,984	$22.51	9.8%	5.1	$1.88	1,084	3,697	9.4%

							Rent Growth (spaces vacant < 12 mo)
New Leases	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
2nd Quarter 2015	90	176	$24.11	13.2%	6.7	$8.45	46	89	8.3%
1st Quarter 2015	48	92	28.18	23.4%	6.2	8.83	27	63	29.5%
4th Quarter 2014	79	156	27.93	17.2%	6.8	8.48	36	75	16.9%
3rd Quarter 2014	85	200	29.02	17.9%	8.1	11.56	51	114	22.8%
Total - 12 months	302	624	$27.17	17.2%	7.1	$9.48	160	341	18.8%

							Rent Growth (spaces vacant < 12 mo)
Renewals	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
2nd Quarter 2015	258	969	$22.88	7.8%	4.8	$0.58	258	969	7.8%
1st Quarter 2015	202	628	20.10	6.6%	4.5	0.29	202	628	6.6%
4th Quarter 2014	263	1,013	22.77	8.2%	4.5	0.62	260	1,009	8.2%
3rd Quarter 2014	204	751	20.23	9.9%	5.4	0.13	204	751	9.9%
Total - 12 months	927	3,361	$21.61	8.2%	4.8	$0.42	924	3,357	8.2%

Leasing Statistics -Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
June 30, 2015
(Operating Properties Only)

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
2nd Quarter 2015	393	1,344	$23.30	6.6	$2.01
1st Quarter 2015	289	794	21.34	4.7	1.84
4th Quarter 2014	387	1,260	24.17	5.0	2.21
3rd Quarter 2014	336	1,185	20.52	6.2	2.61
Total - 12 months	1,405	4,583	$22.38	5.7	$2.19
Notes:
All amounts reported at execution
Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share
Rent growth is calculated on a comparable-space, cash basis for new and renewal leases executed
Tenant Improvements represent the costs to accommodate tenant-specific needs over and above baseline condition

Average Base Rent by CBSA - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
June 30, 2015
(in thousands)

Largest CBSAs by Population(1)	Number of Properties	GLA	% Leased(2)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
New York-Northern New Jersey-Long Island	2	98	99.2%	$2,704	$27.79	0.6%	0.3%	0.5%
Los Angeles-Long Beach-Santa Ana	18	1,651	97.8%	38,459	23.70	5.6%	5.8%	7.4%
Chicago-Naperville-Joliet	17	1,527	96.2%	24,638	16.59	5.3%	5.4%	4.8%
Dallas-Fort Worth-Arlington	12	786	97.5%	15,852	20.54	3.8%	2.8%	3.1%
Houston-Baytown-Sugar Land	11	1,252	98.0%	22,058	17.70	3.4%	4.4%	4.3%
Philadelphia-Camden-Wilmington	9	702	92.3%	13,445	20.51	2.8%	2.5%	2.6%
Washington-Arlington-Alexandria	31	1,711	95.5%	35,271	21.24	9.7%	6.1%	6.8%
Miami-Fort Lauderdale-Miami Beach	9	968	93.2%	18,150	19.81	2.8%	3.4%	3.5%
Atlanta-Sandy Springs-Marietta	16	1,408	90.6%	24,104	18.48	5.0%	5.0%	4.7%
Boston-Cambridge-Quincy	3	516	95.9%	10,399	20.86	0.9%	1.8%	2.0%
San Francisco-Oakland-Fremont	15	1,737	96.7%	46,782	28.03	4.7%	6.2%	9.1%
Phoenix-Mesa-Scottsdale	3	295	94.2%	3,959	14.22	0.9%	1.0%	0.8%
Riverside-San Bernardino-Ontario	3	316	91.1%	6,064	19.85	0.9%	1.1%	1.2%
Detroit	—	—	—	—	—	—	—	—
Seattle-Tacoma-Bellevue	10	783	98.8%	17,852	23.04	3.1%	2.8%	3.5%
Minneapolis-St. Paul-Bloomington	5	207	99.2%	3,081	15.02	1.6%	0.7%	0.6%
San Diego-Carlsbad-San Marcos	10	1,407	96.5%	36,361	26.38	3.1%	5.0%	7.0%
Tampa-St. Petersburg-Clearwater	8	1,213	96.7%	16,584	14.07	2.5%	4.3%	3.2%
St. Louis	4	408	100.0%	4,241	10.39	1.3%	1.4%	0.8%
Baltimore-Towson	5	349	97.1%	7,295	21.46	1.6%	1.2%	1.4%
Denver-Aurora	13	1,118	89.9%	14,029	13.90	4.1%	4.0%	2.7%
Pittsburgh	—	—	—	—	—	—	—	—
Charlotte-Gastonia-Concord	5	300	92.5%	5,959	20.70	1.6%	1.1%	1.2%
Portland-Vancouver-Beaverton	5	435	94.5%	7,095	17.12	1.6%	1.5%	1.4%
San Antonio	—	—	—	—	—	—	—	—
Top 25 CBSAs by Population	214	19,187	95.5%	$374,382	$20.43	67.1%	67.9%	72.5%

CBSAs Ranked 26 - 50 by Population	58	5,240	96.2%	74,664	14.81	18.2%	18.6%	14.4%

CBSAs Ranked 51 - 75 by Population	9	843	96.3%	24,095	29.67	2.8%	3.0%	4.7%

CBSAs Ranked 76 - 100 by Population	10	535	97.3%	7,585	14.58	3.1%	1.9%	1.5%

Other CBSAs	28	2,432	96.2%	35,997	15.39	8.8%	8.6%	7.0%

Total All Properties	319	28,237	95.8%	$516,723	$18.94	100.0%	100.0%	100.0%

(1) 2013 Population Data Source: Synergos Technologies, Inc.
(2) Includes leases that are executed but have not commenced.

Significant Tenant Rents - Wholly Owned and Regency’s Pro-Rata Share of
Co-investment Partnerships
June 30, 2015
(in thousands)

Tenant	Tenant GLA	% of Company-Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Kroger	2,447	8.7%	$23,423	4.5%	50	15
Publix	1,834	6.5%	19,300	3.7%	45	11
Safeway/Albertsons	1,402	5.0%	15,719	3.0%	43	22
TJX Companies	756	2.7%	10,061	1.9%	35	13
Whole Foods	552	2.0%	9,974	1.9%	17	7
CVS	472	1.7%	7,550	1.5%	43	19
PETCO	321	1.1%	7,078	1.4%	43	17
Ahold/Giant	419	1.5%	5,884	1.1%	13	9
H.E.B.	344	1.2%	5,439	1.1%	5	—
Ross Dress For Less	306	1.1%	4,949	1.0%	16	8
Trader Joe's	179	0.6%	4,912	0.9%	19	6
Wells Fargo Bank	82	0.3%	4,212	0.8%	39	20
Bank of America	84	0.3%	4,037	0.8%	30	14
JPMorgan Chase Bank	69	0.2%	4,037	0.8%	25	4
Starbucks	99	0.4%	3,954	0.8%	77	28
Roundys/Marianos	219	0.8%	3,817	0.7%	5	3
Sears Holdings	409	1.4%	3,279	0.6%	6	1
Panera Bread	97	0.3%	3,218	0.6%	27	7
Walgreens	121	0.4%	3,083	0.6%	12	4
SUPERVALU	265	0.9%	3,042	0.6%	11	10
Wal-Mart	466	1.6%	3,026	0.6%	5	1
Subway	90	0.3%	3,019	0.6%	98	42
Sports Authority	134	0.5%	2,973	0.6%	3	0
Target	359	1.3%	2,884	0.6%	4	2
Massage Envy	90	0.3%	2,783	0.5%	33	11
Top 25 Tenants	11,617	41.1%	$161,653	31.2%	704	274

GLA owned and occupied by the anchor not included above:		# of Retailer-Owned Stores	# of Stores including Retailer-Owned
Target	1,515	13	17
Kroger	335	5	55
Safeway/Albertsons	330	7	50
Wal-Mart	184	2	7
Sears Holdings	92	1	7
Publix	63	1	46
	2,519

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
June 30, 2015
(in thousands)

All Tenants

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent (2)	Expiring ABR
(1)	231	0.9%	$4,735	0.9%	$20.53
2015	671	2.5%	15,690	3.1%	23.39
2016	2,542	9.5%	50,634	10.1%	19.92
2017	3,280	12.3%	69,700	13.8%	21.25
2018	2,825	10.6%	56,370	11.2%	19.96
2019	3,118	11.7%	60,026	11.9%	19.25
2020	2,571	9.7%	50,491	10.0%	19.64
2021	1,557	5.8%	25,570	5.1%	16.42
2022	1,656	6.2%	28,020	5.6%	16.92
2023	1,175	4.4%	23,483	4.7%	19.98
2024	1,559	5.9%	29,903	5.9%	19.19
10 Year Total	21,184	79.5%	$414,619	82.3%	$19.57
Thereafter	5,452	20.5%	88,866	17.7%	16.30
	26,636	100.0%	$503,484	100.0%	$18.90

Anchor Tenants (3)

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent (2)	Expiring ABR
(1)	44	0.3%	$419	0.2%	$9.46
2015	145	0.9%	1,941	0.9%	13.37
2016	1,053	6.3%	10,585	5.0%	10.05
2017	1,581	9.4%	21,680	10.2%	13.72
2018	1,483	8.9%	16,909	7.9%	11.40
2019	1,900	11.4%	24,151	11.3%	12.71
2020	1,541	9.2%	19,544	9.2%	12.68
2021	1,161	6.9%	13,273	6.2%	11.43
2022	1,224	7.3%	14,635	6.9%	11.96
2023	781	4.7%	11,029	5.2%	14.11
2024	1,064	6.4%	14,586	6.8%	13.71
10 Year Total	11,978	71.6%	$148,752	69.8%	$12.42
Thereafter	4,759	28.4%	64,350	30.2%	13.52
	16,737	100.0%	$213,102	100.0%	$12.73

Reflects in place leases, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(3) Anchor tenants represent any tenant occupying at least 10,000 square feet.

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
June 30, 2015
(in thousands)

Inline Tenants

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent (2)	Expiring ABR
(1)	186	1.9%	$4,316	1.5%	$23.17
2015	526	5.3%	13,749	4.7%	26.15
2016	1,489	15.0%	40,049	13.8%	26.89
2017	1,700	17.2%	48,020	16.5%	28.25
2018	1,341	13.5%	39,461	13.6%	29.42
2019	1,217	12.3%	35,874	12.4%	29.47
2020	1,030	10.4%	30,947	10.7%	30.06
2021	396	4.0%	12,297	4.2%	31.06
2022	432	4.4%	13,385	4.6%	31.00
2023	394	4.0%	12,453	4.3%	31.61
2024	495	5.0%	15,317	5.3%	30.96
10 Year Total	9,206	93.0%	$265,869	91.6%	$28.88
Thereafter	693	7.0%	24,515	8.4%	35.39
	9,899	100.0%	$290,384	100.0%	$29.34

Reflects in place leases, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Portfolio Summary Report By State
June 30, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF

Shoppes at Fairhope Village			AL	Mobile	85	85	95.0%		—	54	Publix	$14.66
			AL		85	85	95.0%	95.0%	—	54
Palm Valley Marketplace	C	20%	AZ	Phoenix-Mesa-Scottsdale	108	22	93.4%		—	55	Safeway	$14.06
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	238	238	98.0%		—	—	Golf & Tennis Pro Shop, Inc., SteinMart	$14.61
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	36	36	69.1%		—	—	—	$10.73
			AZ		382	296	94.2%	94.2%	—	55
4S Commons Town Center	M	85%	CA	San Diego-Carlsbad-San Marcos	240	240	97.6%		—	68	Ralphs, Jimbo's...Naturally!	$30.28
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Santa Ana	89	89	98.5%		143	58	Albertsons, (Target)	$27.93
Balboa Mesa Shopping Center			CA	San Diego-Carlsbad-San Marcos	207	207	100.0%		—	42	Von's Food & Drug, Kohl's	$23.62
Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	122	49	95.7%		—	32	Mollie Stone's Market	$22.37
Blossom Valley	USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	93	19	100.0%		—	34	Safeway	$25.06
Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	352	141	97.6%		—	25	Sprout's Markets, Target	$17.16
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	260	260	93.3%		—	14	Fresh & Easy, Orchard Supply Hardware	$21.33
Corral Hollow	RC	25%	CA	Stockton	167	42	100.0%		—	66	Safeway, Orchard Supply & Hardware	$16.62
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	179	179	93.3%		—	40	Bristol Farms	$35.31
Diablo Plaza			CA	San Francisco-Oakland-Fremont	63	63	100.0%		53	53	(Safeway)	$36.44
East Washington Place			CA	Santa Rosa-Petaluma	203	203	97.9%		138	25	(Target), Dick's Sporting Goods, TJ Maxx	$23.60
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	136	136	97.9%		—	36	Von's Food & Drug	$25.44
El Cerrito Plaza			CA	San Francisco-Oakland-Fremont	256	256	95.5%		67	78	(Lucky's), Trader Joe's	$27.72
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	91	91	95.2%		—	42	Von's Food & Drug	$16.70
Encina Grande			CA	San Francisco-Oakland-Fremont	103	103	97.1%		—	23	Safeway	$32.26
Five Points Shopping Center	GRI	40%	CA	Santa Barbara-Santa Maria-Goleta	145	58	98.7%		—	35	Albertsons	$26.56

Portfolio Summary Report By State
June 30, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Folsom Prairie City Crossing			CA	Sacramento--Arden-Arcade--Roseville	90	90	93.9%		—	55	Safeway	$19.41
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	99	99	98.8%		—	44	Stater Bros.	$24.29
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	147	147	100.0%		—	55	Ralphs	$31.71
Gateway 101			CA	San Francisco-Oakland-Fremont	92	92	100.0%		212	—	(Home Depot), (Best Buy), Sports Authority, Nordstrom Rack	$32.05
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	92.2%		—	38	Gelson's Markets	$20.08
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	242	242	98.9%		—	—	Lowe's	$7.09
Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	226	91	100.0%		—	24	Sprout's Markets	$21.59
Hasley Canyon Village	USAA	20%	CA	Los Angeles-Long Beach-Santa Ana	66	13	100.0%		—	52	Ralphs	$24.82
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	231	231	100.0%		—	44	Ralphs	$31.98
Indio Towne Center			CA	Riverside-San Bernardino-Ontario	180	180	94.3%		236	94	(Home Depot), (WinCo), Toys R Us	$17.75
Jefferson Square			CA	Riverside-San Bernardino-Ontario	38	38	55.7%		—	—	—	$14.68
Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	42	17	100.0%		39	39	(Albertsons)	$25.70
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	113	113	77.5%		53	53	(Safeway)	$19.46
Marina Shores	C	20%	CA	Los Angeles-Long Beach-Santa Ana	68	14	94.9%		—	26	Whole Foods	$32.10
Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	100.0%		—	43	Safeway	$19.04
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	91	91	100.0%		—	43	Stater Bros.	$21.61
Navajo Shopping Center	GRI	40%	CA	San Diego-Carlsbad-San Marcos	102	41	98.0%		—	44	Albertsons	$13.48
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	149	149	96.4%		—	58	Albertsons	$21.34
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	91.5%		—	44	Albertsons	$16.67
Oak Shade Town Center			CA	Sacramento--Arden-Arcade--Roseville	104	104	99.4%		—	40	Safeway	$19.95
Persimmon Place			CA	San Francisco-Oakland-Fremont	153	153	94.4%		—	40	Whole Foods, Nordstrom Rack	$33.26
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	95	95	100.0%		—	37	Von's Food & Drug	$24.61

Portfolio Summary Report By State
June 30, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	228	91	100.0%		—	—	Target, Toys "R" Us	$23.75
Point Loma Plaza	GRI	40%	CA	San Diego-Carlsbad-San Marcos	213	85	93.8%		—	50	Von's Food & Drug	$19.59
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	166	166	97.0%		—	10	Trader Joe's	$31.82
Raley's Supermarket	C	20%	CA	Sacramento--Arden-Arcade--Roseville	63	13	100.0%		—	63	Raley's	$5.41
Rancho San Diego Village	GRI	40%	CA	San Diego-Carlsbad-San Marcos	153	61	88.7%		—	40	Von's Food & Drug	$20.07
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	52	52	100.0%		—	37	Superior Super Warehouse	$19.94
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	50	50	91.2%		38	38	(Safeway)	$33.21
Seal Beach	C	20%	CA	Los Angeles-Long Beach-Santa Ana	97	19	98.1%		—	48	Von's Food & Drug	$23.96
Sequoia Station			CA	San Francisco-Oakland-Fremont	103	103	100.0%		62	62	(Safeway)	$37.94
Silverado Plaza	GRI	40%	CA	Napa	85	34	100.0%		—	32	Nob Hill	$16.68
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	100.0%		—	53	Safeway	$17.64
South Bay Village			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	30	Wal-Mart, Orchard Supply Hardware	$19.11
Strawflower Village			CA	San Francisco-Oakland-Fremont	79	79	98.9%		—	34	Safeway	$19.35
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	146	146	98.9%		—	56	Safeway	$22.27
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	98	39	98.6%		—	41	Ralphs	$17.74
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	208	208	98.9%		—	45	Albertsons, Target	$18.14
The Hub Hillcrest Market (fka Uptown District)			CA	San Diego-Carlsbad-San Marcos	149	149	91.7%		—	52	Ralphs, Trader Joe's	$35.34
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	173	173	100.0%		—	35	Whole Foods, Kohl's	$25.64
Village at La Floresta			CA	Los Angeles-Long Beach-Santa Ana	87	87	75.7%		—	37	Whole Foods	$29.54
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	100.0%		—	25	Safeway	$17.27
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	197	197	97.7%		—	72	Von's Food & Drug and Sprouts	$34.74
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	78	El Super	$14.82

Portfolio Summary Report By State
June 30, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Woodside Central			CA	San Francisco-Oakland-Fremont	81	81	97.9%		113	—	(Target)	$23.29
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Fremont	110	44	97.2%		—	17	Sports Basement, Fresh & Easy	$36.01
			CA		8,262	6,571	96.5%	96.9%	1,154	2,498
Applewood Shopping Center	GRI	40%	CO	Denver-Aurora	381	152	87.3%		—	71	King Soopers, Wal-Mart	$11.25
Arapahoe Village	GRI	40%	CO	Boulder	159	64	94.7%		—	44	Safeway	$16.89
Belleview Square			CO	Denver-Aurora	117	117	99.0%		—	65	King Soopers	$17.00
Boulevard Center			CO	Denver-Aurora	79	79	92.7%		53	53	(Safeway)	$26.10
Buckley Square			CO	Denver-Aurora	116	116	97.5%		—	62	King Soopers	$10.51
Centerplace of Greeley III Phase I			CO	Greeley	119	119	96.4%		—	—	Sports Authority	$13.93
Cherrywood Square	GRI	40%	CO	Denver-Aurora	97	39	100.0%		—	72	King Soopers	$9.51
Crossroads Commons	C	20%	CO	Boulder	143	29	100.0%		—	66	Whole Foods	$26.33
Falcon Marketplace			CO	Colorado Springs	22	22	78.7%		184	50	(Wal-Mart)	$21.43
Hilltop Village			CO	Denver-Aurora	100	100	92.6%		—	66	King Soopers	$9.82
Kent Place	M	50%	CO	Denver-Aurora	48	48	100.0%		—	30	King Soopers	$19.23
Littleton Square			CO	Denver-Aurora	99	99	100.0%		—	78	King Soopers	$10.42
Lloyd King Center			CO	Denver-Aurora	83	83	96.9%		—	61	King Soopers	$11.66
Marketplace at Briargate			CO	Colorado Springs	29	29	90.4%		66	66	(King Soopers)	$28.06
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%		—	70	King Soopers	$11.53
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora	83	33	96.5%		—	55	King Soopers	$9.95
Shops at Quail Creek			CO	Denver-Aurora	38	38	100.0%		100	100	(King Soopers)	$26.86
South Lowry Square			CO	Denver-Aurora	120	120	40.5%		—	—	—	$15.31
Stroh Ranch			CO	Denver-Aurora	93	93	98.3%		—	70	King Soopers	$12.42
Woodmen Plaza			CO	Colorado Springs	116	116	96.2%		—	70	King Soopers	$12.98
			CO		2,128	1,582	91.6%	91.6%	403	1,149
Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	98	98	95.9%		—	—	—	$31.48
Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	124	124	96.0%		—	—	—	$42.90
Corbin's Corner	GRI	40%	CT	Hartford-West Hartford-East Hartford	186	74	98.6%		—	10	Trader Joe's, Toys "R" Us, Best Buy	$26.30
Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	93	93	100.0%		—	—	—	$32.78
			CT		500	389	97.4%	98.6%	—	10
Shops at The Columbia	RC	25%	DC	Washington-Arlington-Alexandria	23	6	100.0%		—	12	Trader Joe's	$37.28

Portfolio Summary Report By State
June 30, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandria	17	7	100.0%		—	—	—	$89.89
			DC		40	12	100.0%	100.0%	—	12
Pike Creek			DE	Philadelphia-Camden-Wilmington	232	232	91.2%		—	49	Acme Markets, K-Mart	$13.49
Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	67	27	85.0%		—	—	—	$22.81
			DE		298	258	90.5%	90.5%	—	49
Anastasia Plaza			FL	Jacksonville	102	102	95.3%		—	49	Publix	$12.46
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	103	103	73.7%		—	36	Publix	$19.63
Berkshire Commons			FL	Naples-Marco Island	110	110	97.1%		—	66	Publix	$13.69
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	268	268	98.3%		—	40	Publix, Wal-Mart, Bealls	$9.50
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	110	110	94.9%		—	46	Publix	$15.53
Brooklyn Station on Riverside (fka Shoppes on Riverside)			FL	Jacksonville	50	50	88.0%		—	20	The Fresh Market	$24.75
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	11	11	100.0%		98	—	(Kohl's)	$44.28
Canopy Oak Center	O	50%	FL	Ocala	90	45	91.8%		—	54	Publix	$18.92
Carriage Gate			FL	Tallahassee	74	74	88.5%		—	13	Trader Joe's	$21.11
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	151	151	96.7%		—	54	Publix	$23.74
Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	98.3%		—	51	Publix	$13.38
Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.33
Fleming Island			FL	Jacksonville	132	132	99.3%		130	48	Publix, (Target)	$14.37
Fountain Square			FL	Miami-Fort Lauderdale-Miami Beach	177	177	95.8%		140	46	Publix, (Target)	$25.16
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	90	90	96.3%		—	42	Publix	$15.57
Grande Oak			FL	Cape Coral-Fort Myers	79	79	100.0%		—	54	Publix	$15.08

Portfolio Summary Report By State
June 30, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Hibernia Pavilion			FL	Jacksonville	51	51	87.1%		—	39	Publix	$15.62
Hibernia Plaza			FL	Jacksonville	8	8	—%		—	—	—	$—
John's Creek Center	C	20%	FL	Jacksonville	75	15	98.1%		—	45	Publix	$13.59
Julington Village	C	20%	FL	Jacksonville	82	16	100.0%		—	51	Publix	$15.06
Lynnhaven	O	50%	FL	Panama City-Lynn Haven	64	32	95.6%		—	44	Publix	$12.47
Marketplace Shopping Center			FL	Tampa-St. Petersburg-Clearwater	90	90	91.0%		—	—	LA Fitness	$17.39
Millhopper Shopping Center			FL	Gainesville	76	76	100.0%		—	46	Publix	$16.18
Naples Walk Shopping Center			FL	Naples-Marco Island	125	125	88.8%		—	51	Publix	$14.81
Newberry Square			FL	Gainesville	181	181	83.9%		—	40	Publix, K-Mart	$7.13
Nocatee Town Center			FL	Jacksonville	79	79	100.0%		—	54	Publix	$15.12
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	75	75	100.0%		—	48	Publix	$13.60
Oakleaf Commons			FL	Jacksonville	74	74	92.4%		—	46	Publix	$13.81
Ocala Corners			FL	Tallahassee	87	87	100.0%		—	61	Publix	$14.13
Old St Augustine Plaza			FL	Jacksonville	238	238	92.7%		—	52	Publix, Burlington Coat Factory, Hobby Lobby	$7.69
Pebblebrook Plaza	O	50%	FL	Naples-Marco Island	77	38	100.0%		—	61	Publix	$14.22
Pine Tree Plaza			FL	Jacksonville	63	63	95.3%		—	38	Publix	$12.90
Plantation Plaza	C	20%	FL	Jacksonville	78	16	90.4%		—	45	Publix	$15.34
Regency Square			FL	Tampa-St. Petersburg-Clearwater	352	352	98.0%		66	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$15.45
Seminole Shoppes	M	50%	FL	Jacksonville	77	77	100.0%		—	54	Publix	$21.66
Shoppes @ 104			FL	Miami-Fort Lauderdale-Miami Beach	108	108	96.7%		—	46	Winn-Dixie	$17.02
Shoppes at Bartram Park	O	50%	FL	Jacksonville	126	63	100.0%		97	45	Publix, (Kohl's)	$18.05
Shops at John's Creek			FL	Jacksonville	15	15	100.0%		—	—	—	$19.52
Starke			FL	Other	13	13	100.0%		—	—	—	$24.65
Suncoast Crossing			FL	Tampa-St. Petersburg-Clearwater	118	118	92.0%		143	—	Kohl's, (Target)	$5.98
Town Square			FL	Tampa-St. Petersburg-Clearwater	44	44	100.0%		—	—	—	$28.22

Portfolio Summary Report By State
June 30, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Village Center			FL	Tampa-St. Petersburg-Clearwater	187	187	94.6%		—	36	Publix	$18.13
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	110	110	93.4%		—	47	—	$12.43
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	107	107	94.3%		—	45	Publix	$20.54
Westchase			FL	Tampa-St. Petersburg-Clearwater	79	79	98.5%		—	51	Publix	$14.70
Willa Springs	USAA	20%	FL	Orlando	90	18	100.0%		—	44	Publix	$18.65
			FL		4,716	4,278	94.8%	94.9%	737	1,772
Ashford Place			GA	Atlanta-Sandy Springs-Marietta	53	53	93.4%		—	—	—	$20.23
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	39	39	100.0%		—	—	—	$19.75
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	190	190	94.2%		—	43	Publix	$15.28
Brighten Park (fka Loehmanns Plaza Georgia)			GA	Atlanta-Sandy Springs-Marietta	138	138	71.3%		—	25	The Fresh Market	$24.23
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	48	48	96.0%		—	—	—	$20.10
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	71	71	100.0%		—	41	Kroger	$14.24
Cornerstone Square			GA	Atlanta-Sandy Springs-Marietta	80	80	100.0%		—	18	Aldi	$15.31
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	99	99	91.9%		—	45	Publix	$14.52
Dunwoody Hall	USAA	20%	GA	Atlanta-Sandy Springs-Marietta	86	17	100.0%		—	44	Publix	$17.51
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	121	121	92.1%		—	18	The Fresh Market	$18.08
Howell Mill Village			GA	Atlanta-Sandy Springs-Marietta	92	92	96.0%		—	31	Publix	$19.15
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	62	62	70.7%		—	—	—	$31.39
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	100	100	81.9%		—	—	—	$28.71
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	79	79	100.0%		—	48	Publix	$12.96
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	101	101	94.0%		—	63	Kroger	$12.50
Sandy Springs			GA	Atlanta-Sandy Springs-Marietta	116	116	89.4%		—	12	Trader Joe's	$21.14

Portfolio Summary Report By State
June 30, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
			GA		1,477	1,408	90.6%	90.6%	—	390
Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Joliet	265	106	98.9%		—	87	Super H Mart, Home Depot	$11.02
Clybourn Commons			IL	Chicago-Naperville-Joliet	32	32	100.0%		—	—	—	$34.66
Geneva Crossing	C	20%	IL	Chicago-Naperville-Joliet	123	25	96.7%		—	72	—	$13.39
Glen Gate			IL	Chicago-Naperville-Joliet	103	103	95.2%		—	76	Mariano's Fresh Market	$25.64
Glen Oak Plaza			IL	Chicago-Naperville-Joliet	63	63	96.6%		—	12	Trader Joe's	$22.64
Hinsdale			IL	Chicago-Naperville-Joliet	179	179	93.9%		—	70	Whole Foods	$13.63
McHenry Commons Shopping Center	GRI	40%	IL	Chicago-Naperville-Joliet	99	40	91.1%		—	—	Hobby Lobby	$7.25
Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Joliet	169	68	91.1%		—	74	Mariano's Fresh Market	$15.77
Roscoe Square	GRI	40%	IL	Chicago-Naperville-Joliet	140	56	100.0%		—	51	Mariano's Fresh Market	$19.79
Shorewood Crossing	C	20%	IL	Chicago-Naperville-Joliet	88	18	92.2%		—	66	Mariano's Fresh Market	$14.37
Shorewood Crossing II	C	20%	IL	Chicago-Naperville-Joliet	86	17	100.0%		—	—	Babies R Us	$14.06
Stonebrook Plaza Shopping Center	GRI	40%	IL	Chicago-Naperville-Joliet	96	38	82.0%		—	63	Jewel-Osco	$11.79
Westchester Commons (fka Westbrook Commons)			IL	Chicago-Naperville-Joliet	139	139	96.3%		—	51	Mariano's Fresh Market	$17.13
Willow Festival			IL	Chicago-Naperville-Joliet	404	404	97.2%		—	60	Whole Foods, Lowe's	$16.46
			IL		1,987	1,287	95.8%	95.8%	—	683
Airport Crossing	M	88%	IN	Chicago-Naperville-Joliet	12	12	88.6%		90	—	(Kohl's)	$18.02
Augusta Center	M	96%	IN	Chicago-Naperville-Joliet	15	15	100.0%		214	—	(Menards)	$22.38
Shops on Main	M	91%	IN	Chicago-Naperville-Joliet	214	214	99.1%		—	40	Whole Foods, Gordmans	$14.80
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis	86	34	85.7%		64	64	(Kroger)	$16.83
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis	53	21	100.0%		—	12	Trader Joe's	$24.23
			IN		379	296	97.2%	97.2%	368	116
Fellsway Plaza	M	75%	MA	Boston-Cambridge-Quincy	155	155	98.3%		—	61	Stop & Shop	$22.09

Portfolio Summary Report By State
June 30, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Shops at Saugus			MA	Boston-Cambridge-Quincy	87	87	90.9%		—	11	Trader Joe's	$28.41
Twin City Plaza			MA	Boston-Cambridge-Quincy	274	274	96.2%		—	63	Shaw's, Marshall's	$17.79
			MA		516	516	95.9%	94.9%	—	135
Bowie Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	103	41	96.1%		—	—	—	$20.17
Burnt Mills	C	20%	MD	Washington-Arlington-Alexandria	31	6	100.0%		—	9	Trader Joe's	$34.35
Clinton Park	C	20%	MD	Washington-Arlington-Alexandria	206	41	72.2%		49	—	Sears, (Toys "R" Us)	$9.54
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandria	137	55	98.6%		—	70	Shoppers Food Warehouse	$17.23
Festival at Woodholme	GRI	40%	MD	Baltimore-Towson	81	32	93.4%		—	10	Trader Joe's	$36.35
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	22	9	95.5%		—	—	—	$36.80
King Farm Village Center	RC	25%	MD	Washington-Arlington-Alexandria	118	30	91.4%		—	54	Safeway	$24.68
Parkville Shopping Center	GRI	40%	MD	Baltimore-Towson	162	65	98.6%		—	41	Giant Food	$14.73
Southside Marketplace	GRI	40%	MD	Baltimore-Towson	125	50	96.7%		—	44	Shoppers Food Warehouse	$18.56
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandria	104	42	97.6%		—	64	Shoppers Food Warehouse	$11.98
Valley Centre	GRI	40%	MD	Baltimore-Towson	220	88	99.0%		—	—	TJ Maxx	$15.07
Village at Lee Airpark			MD	Baltimore-Towson	113	113	96.1%		75	63	Giant Food, (Sunrise)	$27.75
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	111	44	98.6%		—	—	LA Fitness	$23.74
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	69	28	98.1%		—	—	—	$28.35
			MD		1,604	644	95.5%	95.5%	124	355
Fenton Marketplace			MI	Flint	97	97	95.7%		—	—	Family Farm & Home	$6.94
			MI		97	97	95.7%	95.7%	—	—
Brentwood Plaza			MO	St. Louis	60	60	100.0%		—	52	Schnucks	$10.31
Bridgeton			MO	St. Louis	71	71	100.0%		130	63	Schnucks, (Home Depot)	$11.98
Dardenne Crossing			MO	St. Louis	67	67	100.0%		—	63	Schnucks	$10.83
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	—	Wal-Mart, (Target), (Lowe's)	$9.73
			MO		408	408	100.0%	100.0%	388	179
Apple Valley Square	RC	25%	MN	Minneapolis-St. Paul-Bloomington	185	46	98.1%		87	62	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$12.44
Calhoun Commons	RC	25%	MN	Minneapolis-St. Paul-Bloomington	66	17	100.0%		—	50	Whole Foods	$24.18

Portfolio Summary Report By State
June 30, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Colonial Square	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	93	37	100.0%		—	44	Lund's	$21.79
Rockford Road Plaza	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	204	82	100.0%		—	—	Kohl's	$12.03
Rockridge Center	C	20%	MN	Minneapolis-St. Paul-Bloomington	125	25	97.0%		—	89	Cub Foods	$13.26
			MN		674	207	99.2%	99.2%	87	245
Cameron Village	C	30%	NC	Raleigh-Cary	556	167	97.7%		—	87	Harris Teeter, The Fresh Market	$19.31
Carmel Commons			NC	Charlotte-Gastonia-Concord	133	133	96.4%		—	14	The Fresh Market	$18.80
Cochran Commons	C	20%	NC	Charlotte-Gastonia-Concord	66	13	95.6%		—	42	Harris Teeter	$15.52
Colonnade Center			NC	Raleigh-Cary	58	58	98.1%		—	40	Whole Foods	$26.51
Glenwood Village			NC	Raleigh-Cary	43	43	100.0%		—	28	Harris Teeter	$14.89
Harris Crossing			NC	Raleigh-Cary	65	65	91.1%		—	53	Harris Teeter	$8.47
Holly Park	M	99%	NC	Raleigh-Cary	160	160	100.0%		—	12	Trader Joe's	$14.87
Lake Pine Plaza			NC	Raleigh-Cary	88	88	96.8%		—	58	Kroger	$11.92
Maynard Crossing	USAA	20%	NC	Raleigh-Cary	123	25	87.8%		—	56	Kroger	$14.59
Phillips Place	O	50%	NC	Charlotte-Gastonia-Concord	133	67	98.5%		—	—	Dean & Deluca	$30.97
Providence Commons	RC	25%	NC	Charlotte-Gastonia-Concord	74	19	96.8%		—	50	Harris Teeter	$17.56
Shops at Erwin Mill (fka Erwin Square)	M	55%	NC	Durham-Chapel Hill	87	87	95.4%		—	53	Harris Teeter	$16.67
Shoppes of Kildaire	GRI	40%	NC	Raleigh-Cary	145	58	95.4%		—	19	Trader Joe's	$16.92
Southpoint Crossing			NC	Durham-Chapel Hill	103	103	100.0%		—	59	Kroger	$16.44
Sutton Square	C	20%	NC	Raleigh-Cary	101	20	98.4%		—	24	The Fresh Market	$16.79
Village Plaza	C	20%	NC	Durham-Chapel Hill	75	15	100.0%		—	42	Whole Foods	$16.97
Willow Oaks			NC	Charlotte-Gastonia-Concord	69	69	77.5%		—	49	Publix	$15.31
Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	97.1%		—	41	Food Lion	$12.35
			NC		2,167	1,278	96.2%	97.3%	—	727
Plaza Square	GRI	40%	NJ	New York-Northern New Jersey-Long Island	104	42	98.1%		—	60	Shop Rite	$21.51
Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	87.5%		—	34	Acme Markets	$6.59
			NJ		158	63	94.5%	94.5%	—	94
Lake Grove Commons	GRI	40%	NY	New York-Northern New Jersey-Long Island	141	57	100.0%			48	Whole Foods, LA Fitness	$32.32
			NY		141	57	100.0%	100.0%	—	48

Portfolio Summary Report By State
June 30, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Cherry Grove			OH	Cincinnati-Middletown	196	196	97.0%		—	66	Kroger	$10.90
East Pointe			OH	Columbus	107	107	100.0%		—	59	Kroger	$9.64
Hyde Park			OH	Cincinnati-Middletown	397	397	98.1%		—	169	Kroger, Remke Markets	$14.99
Kroger New Albany Center	M	50%	OH	Columbus	93	93	100.0%		—	65	Kroger	$11.56
Maxtown Road (Northgate)			OH	Columbus	85	85	100.0%		90	62	Kroger, (Home Depot)	$11.15
Red Bank Village			OH	Cincinnati-Middletown	164	164	99.2%		—	—	Wal-Mart	$6.26
Regency Commons			OH	Cincinnati-Middletown	34	34	100.0%		—	—	—	$21.54
Westchester Plaza			OH	Cincinnati-Middletown	88	88	95.3%		—	67	Kroger	$9.12
Windmiller Plaza Phase I			OH	Columbus	146	146	98.6%		—	101	Kroger	$8.98
			OH		1,310	1,310	98.4%	98.4%	90	589
Corvallis Market Center			OR	Corvallis	85	85	100.0%		—	12	Trader Joe's	$20.03
Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Beaverton	93	37	98.1%		—	38	Whole Foods	$14.07
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	149	149	92.8%		—	41	Safeway	$15.47
Northgate Marketplace	M	94%	OR	Medford	81	81	100.0%		—	13	Trader Joe's	$21.34
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	88	88	95.4%		—	55	Safeway	$10.96
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	71	71	100.0%		—	57	Whole Foods	$27.39
Walker Center			OR	Portland-Vancouver-Beaverton	90	90	90.4%		—	—	Bed Bath and Beyond	$18.73
			OR		656	600	96.0%	96.0%	—	215
Allen Street Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	92.0%		—	22	Ahart's Market	$13.89
City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	159	64	75.6%		—	—	Ross Dress for Less	$19.61
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	214	214	99.3%		—	11	Trader Joe's	$28.19
Hershey			PA	Harrisburg-Carlisle	6	6	100.0%		—	—	—	$30.41
Kulpsville Village Center			PA	Philadelphia-Camden-Wilmington	15	15	100.0%		—	—	—	$30.36
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	90	90	100.0%		244	111	(Wegmans), (Target), Sports Authority	$25.96
Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	100.0%		—	51	Weis Markets	$21.66

Portfolio Summary Report By State
June 30, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	141	56	86.1%		—	56	Acme Markets	$17.70
Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	96.0%		—	73	Valley Farm Market	$7.52
Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	90	36	94.0%		—	51	Giant Food	$20.22
			PA		987	590	94.8%	94.8%	244	375
Buckwalter Village			SC	Hilton Head Island-Beaufort	60	60	100.0%		—	46	Publix	$14.74
Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	97.0%		—	38	Publix	$15.08
Queensborough Shopping Center	O	50%	SC	Charleston-North Charleston	82	41	100.0%		—	66	Publix	$10.32
			SC		222	133	99.3%	99.3%	—	149
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro	70	70	100.0%		—	55	Publix	$14.36
Northlake Village			TN	Nashville-Davidson--Murfreesboro	138	138	91.0%		—	75	Kroger	$12.81
Peartree Village			TN	Nashville-Davidson--Murfreesboro	110	110	100.0%		—	61	Harris Teeter	$18.12
			TN		317	317	96.1%	96.1%	—	191
Alden Bridge	USAA	20%	TX	Houston-Baytown-Sugar Land	139	28	98.8%		—	68	Kroger	$19.01
Bethany Park Place	USAA	20%	TX	Dallas-Fort Worth-Arlington	99	20	100.0%		—	83	Kroger	$11.52
CityLine Market			TX	Dallas-Fort Worth-Arlington	80	80	97.7%		—	40	—	$26.06
Cochran's Crossing			TX	Houston-Baytown-Sugar Land	138	138	97.6%		—	63	Kroger	$17.32
Hancock			TX	Austin-Round Rock	410	410	97.0%		—	90	H.E.B., Sears	$14.33
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	28	28	100.0%		81	81	(Kroger)	$24.96
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%		—	—	—	$44.40
Indian Springs Center			TX	Houston-Baytown-Sugar Land	137	137	97.8%		—	79	H.E.B.	$22.73
Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	97.9%		—	64	Tom Thumb	$14.96
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	97.3%		63	63	(Wal-Mart)	$23.18
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	100.0%		—	64	Tom Thumb	$19.77
Market at Round Rock			TX	Austin-Round Rock	123	123	87.3%		—	30	Sprout's Markets	$17.98

Portfolio Summary Report By State
June 30, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	120	120	95.4%		—	49	Tom Thumb	$17.49
North Hills			TX	Austin-Round Rock	144	144	97.7%		—	60	H.E.B.	$21.28
Panther Creek			TX	Houston-Baytown-Sugar Land	166	166	99.4%		—	66	Randall's Food	$18.65
Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	100.0%		—	64	Kroger	$13.82
Preston Oaks			TX	Dallas-Fort Worth-Arlington	104	104	93.8%		—	30	H.E.B. Central Market	$30.28
Shiloh Springs	USAA	20%	TX	Dallas-Fort Worth-Arlington	110	22	91.0%		—	61	Kroger	$14.29
Shops at Mira Vista			TX	Austin-Round Rock	68	68	100.0%		—	15	Trader Joe's	$20.56
Signature Plaza			TX	Dallas-Fort Worth-Arlington	32	32	100.0%		62	62	(Kroger)	$20.23
Southpark at Cinco Ranch			TX	Houston-Baytown-Sugar Land	263	263	96.9%		—	101	Kroger, Academy Sports	$12.24
Sterling Ridge			TX	Houston-Baytown-Sugar Land	129	129	100.0%		—	63	Kroger	$19.34
Sweetwater Plaza	C	20%	TX	Houston-Baytown-Sugar Land	134	27	100.0%		—	65	Kroger	$16.82
Tech Ridge Center			TX	Austin-Round Rock	187	187	93.4%		—	84	H.E.B.	$20.58
Weslayan Plaza East	GRI	40%	TX	Houston-Baytown-Sugar Land	170	68	100.0%		—	—	Berings	$16.67
Weslayan Plaza West	GRI	40%	TX	Houston-Baytown-Sugar Land	186	74	100.0%		—	52	Randall's Food	$18.27
Westwood Village			TX	Houston-Baytown-Sugar Land	184	184	96.6%		127	—	(Target)	$18.11
Woodway Collection	GRI	40%	TX	Houston-Baytown-Sugar Land	96	38	92.4%		—	45	Whole Foods	$26.76
			TX		3,627	2,970	97.0%	97.0%	333	1,544
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	92	92	100.0%		—	49	Giant Food	$23.65
Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandria	89	36	97.3%		—	57	Shoppers Food Warehouse	$14.57
Belmont Chase			VA	Washington-Arlington-Alexandria	91	91	86.5%		—	40	Whole Foods	$27.21
Braemar Shopping Center	RC	25%	VA	Washington-Arlington-Alexandria	96	24	100.0%		—	58	Safeway	$20.70
Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandria	104	42	97.3%		—	55	Shoppers Food Warehouse	$17.90
Culpeper Colonnade			VA	Culpeper	171	171	98.8%		127	70	Martin's, Dick's Sporting Goods, (Target)	$15.06

Portfolio Summary Report By State
June 30, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	76	76	81.7%		—	—	—	$14.36
Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandria	169	67	99.3%		—	65	Shoppers Food Warehouse	$24.90
Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	103	41	100.0%		—	50	Giant Food	$22.04
Gayton Crossing	GRI	40%	VA	Richmond	158	63	90.4%		55	38	Martin's, (Kroger)	$14.91
Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandria	340	136	98.2%		—	62	Giant Food	$24.15
Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	98.4%		—	18	Aldi	$8.39
Hollymead Town Center	C	20%	VA	Charlottesville	154	31	96.0%		143	61	Harris Teeter, (Target)	$22.06
Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	72	29	95.0%		—	—	Golfsmith	$38.92
Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	93	37	100.0%		—	28	Giant Food	$27.01
Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandria	132	26	100.0%		—	63	Shoppers Food Warehouse	$21.34
Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	113	45	98.2%		—	56	Giant Food	$18.75
Shops at County Center			VA	Washington-Arlington-Alexandria	97	97	92.8%		—	52	Harris Teeter	$19.86
Shops at Stonewall			VA	Washington-Arlington-Alexandria	314	314	98.3%		—	140	Wegmans, Dick's Sporting Goods	$16.61
Signal Hill	C	20%	VA	Washington-Arlington-Alexandria	95	19	100.0%		—	67	Shoppers Food Warehouse	$21.73
Town Center at Sterling Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	187	75	92.4%		—	47	Giant Food	$19.46
Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandria	298	60	97.8%		—	48	Shoppers Food Warehouse, Gold's Gym	$24.62
Village Shopping Center	GRI	40%	VA	Richmond	111	44	99.5%		—	45	Martin's	$22.14
Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandria	105	42	95.8%		—	—	—	$24.78
Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandria	136	54	94.4%		141	59	Safeway, (Target)	$22.44
			VA		3,486	1,749	96.1%	96.7%	465	1,228
Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	92.4%		—	49	Safeway	$15.48
Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	94.3%		—	64	Quality Food Centers	$24.35
Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	215	43	96.0%		—	49	Safeway	$11.63
Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	78	31	100.0%		—	29	Albertsons	$23.32

Portfolio Summary Report By State
June 30, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Grand Ridge			WA	Seattle-Tacoma-Bellevue	326	326	100.0%		—	45	Safeway, Regal Cinemas	$22.37
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%		—	—	—	$35.07
Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	81	32	94.7%		230	—	(Sears)	$23.50
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	99.1%		—	41	Quality Foods	$22.33
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	100.0%		55	67	(Safeway)	$28.69
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	100.0%		112	—	(Target)	$26.73
			WA		1,227	783	98.8%	98.8%	397	343
Whitnall Square Shopping Center	GRI	40%	WI	Milwaukee-Waukesha-West Allis	133	53	92.8%		—	69	Pick 'N' Save	$8.05
			WI		133	53	92.8%	92.8%	—	69

Regency Centers Total					37,984	28,237	95.8%	95.9%	4,790	13,273

(1) Major Tenants are the grocery anchor and any tenant over 35,000 square feet. Retailers in parenthesis are a shadow anchor and not a part of the owned property.

C:	Co-investment Partnership with Oregon
GRI:	Co-investment Partnership with GRI
O:	Other, single property co-investment Partnerships
RC:	Co-investment Partnership with CalSTRS
USAA:	Co-investment Partnership with USAA
M:	Co-investment Partnership with Minority Partner

Earnings and Valuation Guidance
June 30, 2015

($000s except percentages and per share numbers)	2013A	2014A	1Q15A	2Q15A	2015E
Core FFO / Share (for actuals please see related press release)					$2.95 - $2.99
FFO / Share					$2.93 - $2.97
Same Property
Same property percent leased at period end (pro-rata)	95.1%	95.8%	95.7%	95.9%	95.5% - 96.5%
Same property NOI growth without termination fees (pro-rata)	4.0%	4.0%	4.4%	4.3%	3.6% - 4.1%
New Investments
Development and Redevelopment starts	$194,288	$239,225	$19,852	$8,250	$75,000 - $125,000
Estimated yield (weighted average)	8.1%	7.9%	7.9%	8.4%	7.0% - 8.5%
Acquisitions (pro-rata)	$95,258	$196,153	$—	$—	$0 - $80,000
Cap rate (weighted average)	5.8%	5.4%	—%	—%	5.0% - 5.5%
Disposition Activity
Dispositions (pro-rata)	$309,378	$151,468	$3,500	$36,813	$75,000 - $100,000
Cap rate (weighted average)	7.3%	6.5%	9.0%	7.0%	6.5% - 7.0%
Liquidation of Preferred Investment in JV	$47,500	$—	$—	$—	$—
Yield	10.5%	—%	—%	—%	—%

Net Asset Valuation Guidance:
Estimated market value of expansion land and outparcels available				$36,322
Estimated market value of undeveloped outparcels				$19,801
NOI from Projects in Development (current quarter)				$532
Base Rent from leases signed but not yet rent-paying in operating properties (current quarter)				$2,416
Base Rent from leases signed but not yet rent-paying in Development Completions (current quarter)				$571

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO and Core FFO Guidance to Net Income
June 30, 2015
(per diluted share)

FFO and Core FFO Guidance:	Full Year 2015
Net income attributable to common stockholders	$1.11	1.15
Adjustments to reconcile net income to FFO:
Depreciation and amortization	1.90	1.90
Gain on sale of operating properties	(0.07)	(0.07)
All other amounts	(0.01)	(0.01)
Funds From Operations	$2.93	2.97
Adjustments to reconcile FFO to Core FFO:
Development and acquisition pursuit costs	0.02	0.02
Core Funds From Operations	$2.95	2.99

Glossary of Terms
June 30, 2015

Adjusted Funds From Operations (AFFO): An additional performance measure used by Regency to reflect the Company’s ability to fund cash needs, including cash distributions to shareholders. AFFO is calculated by adjusting Core FFO for (i) capital expenditures necessary to maintain the Company’s portfolio of properties, (ii) the non-cash effects of straight line rents, above/below market rents, stock based compensation and interest charges and (iii) other non-cash amounts as they occur. The Company provides a reconciliation of Core FFO to AFFO.
Core Funds From Operations (Core FFO): An additional performance measure used by Regency as the computation of FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from FFO, but is not limited to: (i) transaction related gains, income or expense; (ii) impairments on land; (iii) gains or losses from the early extinguishment of debt; and (iv) other non-core amounts as they occur. The Company provides a reconciliation of FFO to Core FFO.
Development Completion: A project in development is deemed complete upon the earliest of: (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) percent leased equals or exceeds 90% and the project features at least one year of anchor operations, or (iii) the project features at least two years of anchor operations, or (iv) three years have passed since the start of construction. Once deemed complete, the property is termed an Operating Property.
Fixed Charge Coverage Ratio: Earnings before interest, taxes, investment transaction profits net of deal costs, depreciation and amortization (“Core EBITDA”) divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders plus dividends paid to our preferred stockholders.
Funds From Operations (FFO): FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for cash flow as a measure of liquidity.
Net Operating Income (NOI): Total property revenues (minimum rent, percentage rents, and recoveries from tenants and other income) less direct property operating expenses (operating and maintenance and real estate taxes) from the properties owned by the Company, and excludes corporate-level income (including management, transaction, and other fees), for the entirety of the periods presented.
Non-Same Property: A property acquisition, disposition, or Development Completion that occurred during either calendar year period being compared.
Operating Property: Any property not termed a Project In Development.

Project In Development: A property owned and intended to be developed, including partially operating properties acquired specifically for redevelopment and excluding land held for future development.

Same Property: Operating properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes all Projects In Development and Non-Same Properties.